SINGLE-TENANT INDUSTRIAL BUILDING LEASE Between LPC MESA GATEWAY, LP Landlord, and HIMS, INC. Tenant Dated: January ____, 202517

i TABLE OF CONTENTS Page ARTICLE 1. GRANT OF LEASE; PREMISES .......................................................................................................... 1 ARTICLE 2. TERM; POSSESSION ............................................................................................................................ 1 2.1. Term .................................................................................................................................................. 1 2.2. Landlord’s Work ............................................................................................................................... 2 2.3. Allowance ......................................................................................................................................... 2 2.4. Tenant’s Work ................................................................................................................................. 2 2.5. Lease Year Defined ........................................................................................................................... 3 2.6. Substantial Completion Defined ....................................................................................................... 3 2.7. Punchlist ............................................................................................................................................ 3 2.8. Warranty .......................................................................................................................................... 4 2.9. Early Entry ....................................................................................................................................... 4 ARTICLE 3. RENT ...................................................................................................................................................... 5 3.1. Base Rent .......................................................................................................................................... 5 3.2. Manner of Payment ........................................................................................................................... 5 ARTICLE 4. ADDITIONAL RENT ............................................................................................................................ 6 4.1. Obligation to Pay Additional Rent .................................................................................................... 6 4.2. Definitions......................................................................................................................................... 6 4.3. Computation of Additional Rent ....................................................................................................... 8 4.4. Payments of Additional Rent; Projections ........................................................................................ 9 4.5. Readjustments ................................................................................................................................... 9 4.6. Books and Records; Audit Procedures .............................................................................................. 9 4.7. Proration and Survival .................................................................................................................... 10 4.8. Rental Tax ....................................................................................................................................... 10 ARTICLE 5. USE OF PREMISES ............................................................................................................................. 11 ARTICLE 6. UTILITIES............................................................................................................................................ 12 6.1. Utilities ............................................................................................................................................ 12 6.2. Interruption of Utilities ................................................................................................................... 12 6.3. Regulations Regarding Utilities and Services ................................................................................. 12 ARTICLE 7. CONDITION AND CARE OF PREMISES ......................................................................................... 13 7.1. Possession ....................................................................................................................................... 13 7.2. Tenant Maintenance Obligations .................................................................................................... 13 7.3. Other Compliance ........................................................................................................................... 14 7.4. HVAC and Other Building Systems ............................................................................................... 14 7.5. Maintenance and Repair by Landlord ............................................................................................. 15 ARTICLE 8. RETURN OF PREMISES .................................................................................................................... 15 8.1. Surrender of Possession .................................................................................................................. 15 8.2. Survival ........................................................................................................................................... 16 ARTICLE 9. HOLDING OVER ................................................................................................................................ 16 ARTICLE 10. RULES AND REGULATIONS ......................................................................................................... 16 ARTICLE 11. RIGHTS RESERVED TO LANDLORD ........................................................................................... 16 11.1. Rights Reserved to Landlord ........................................................................................................... 16

ii 11.2. Roof and Common Areas ................................................................................................................ 18 ARTICLE 12. ALTERATIONS ................................................................................................................................. 18 ARTICLE 13. ASSIGNMENT AND SUBLETTING ................................................................................................ 20 13.1. Assignment and Subletting ............................................................................................................. 20 13.2. Permitted Transfer........................................................................................................................... 20 13.3. Tenant to Remain Obligated ........................................................................................................... 21 13.4. Tenant’s Notice; Landlord’s Right to Terminate ............................................................................ 21 13.5. Landlord’s Consent ........................................................................................................................ 21 13.6. Profits .............................................................................................................................................. 21 13.7. Permitted Occupancy by Others ...................................................................................................... 21 ARTICLE 14. WAIVER OF CERTAIN CLAIMS; INDEMNITY ............................................................................ 22 14.1. Waiver of Certain Claims; Indemnity by Tenant………………………………………………….22 14.2. Damage to Premises or Building…………………………………………………………………..22 14.3. Indemnification ............................................................................................................................... 22 14.4. Exemption from Liability ................................................................................................................ 23 14.5. Consequential Damages ................................................................................................................. 23 ARTICLE 15. DAMAGE OR DESTRUCTION BY CASUALTY ........................................................................... 23 15.1. Damage or Destruction by Casualty................................................................................................ 23 15.2. Abatement of Rent .......................................................................................................................... 24 ARTICLE 16. EMINENT DOMAIN ......................................................................................................................... 24 ARTICLE 17. DEFAULT .......................................................................................................................................... 25 17.1. Events of Default ............................................................................................................................ 25 17.2. Rights and Remedies of Landlord ................................................................................................... 25 17.3. Landlord’s Default .......................................................................................................................... 27 ARTICLE 18. SUBORDINATION ............................................................................................................................ 28 18.1. Subordination .................................................................................................................................. 28 18.2. Liability of Holder of Mortgage; Attornment ................................................................................. 28 18.3. Modification Required by Mortgagee ............................................................................................. 28 18.4. SNDA at Lease Execution ............................................................................................................. 28 ARTICLE 19. MORTGAGEE PROTECTION .......................................................................................................... 29 ARTICLE 20. ESTOPPEL CERTIFICATE ............................................................................................................... 29 ARTICLE 21. SUBROGATION AND INSURANCE............................................................................................... 29 21.1. Waiver of Subrogation .................................................................................................................... 29 21.2. Tenant’s Insurance .......................................................................................................................... 30 21.3. Certificates of Insurance ................................................................................................................. 30 21.4. Primary and Non-Contributing; Coverage of Business Affiliates ................................................... 31 21.5. Compliance with Requirements ...................................................................................................... 31 21.6. Landlord’s Insurance………………………………………………………………………………31 ARTICLE 22. NONWAIVER .................................................................................................................................... 31 ARTICLE 23. AUTHORITY ..................................................................................................................................... 31 ARTICLE 24. REAL ESTATE BROKERS ............................................................................................................... 32 ARTICLE 25. NOTICES............................................................................................................................................ 32 ARTICLE 26. HAZARDOUS SUBSTANCES ......................................................................................................... 33 26.1. Defined Terms ................................................................................................................................ 33

iii 26.2. Tenant’s Obligations with respect to Environmental Matters ......................................................... 34 26.3. Tenant’s Corrective Action Obligation ........................................................................................... 34 26.4. Copies of Notices ............................................................................................................................ 34 26.5. Indemnification ............................................................................................................................... 35 26.6. Environmental Report; Limited Representation ............................................................................. 36 ARTICLE 27. LETTER OF CREDIT ........................................................................................................................ 36 ARTICLE 28. TITLE AND COVENANT AGAINST LIENS .................................................................................. 37 ARTICLE 29. MISCELLANEOUS ........................................................................................................................... 37 29.1. Successors and Assigns ................................................................................................................... 38 29.2. Modifications in Writing ................................................................................................................. 38 29.3. No Option........................................................................................................................................ 38 29.4. Definition of Tenant ........................................................................................................................ 38 29.5. Definition of Landlord .................................................................................................................... 38 29.6. Headings ......................................................................................................................................... 38 29.7. Time of Essence .............................................................................................................................. 38 29.8. Default Rate of Interest ................................................................................................................... 38 29.9. Severability ..................................................................................................................................... 38 29.10. Entire Agreement ............................................................................................................................ 38 29.11. Force Majeure ................................................................................................................................. 39 29.12. Intentionally Deleted ....................................................................................................................... 39 29.13. Waiver of Trial by Jury ................................................................................................................... 39 29.14. Intentionally Deleted ....................................................................................................................... 39 29.15. Financial Statements ....................................................................................................................... 39 29.16. Prevailing Party ............................................................................................................................... 39 29.17. Prohibition on Recording ................................................................................................................ 39 29.18. Signs and Advertisements ............................................................................................................... 39 29.19. Quiet Enjoyment ............................................................................................................................. 40 29.20. Intentionally Deleted ....................................................................................................................... 40 29.21. Non-Merger..................................................................................................................................... 40 29.22. Sale of the Premises ........................................................................................................................ 40 29.23. Multiple Counterparts ..................................................................................................................... 40 29.24. Late Charges ................................................................................................................................... 40 29.25. Venue; Governing Law ................................................................................................................... 40 29.26. Mitigation ........................................................................................................................................ 40 29.27. Rules of Construction...................................................................................................................... 40 29.28. Option to Extend ............................................................................................................................. 41 29.29 Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws ................................................ 42 29.30 Lease Guaranty …………………………………………………....................................................42 29.31 Sanctions Clauses ……………………………………………………..............................………..42 29.32 Environmental, Social, Governance …………………………………........................................... 43 29.33 Confidentiality .………………………………………………………........................................... 44 ARTICLE 30. EXCULPATORY PROVISIONS ....................................................................................................... 45 EXHIBITS AND SCHEDULES: Exhibit A Site Plan / Premises Exhibit B-1 Landlord’s Work Exhibit B-2 Landlord’s HVAC Work Exhibit C Rent Schedule Exhibit D Maintenance/Repair/Replacement Obligation Summary Exhibit E Rules and Regulations Exhibit F Prohibited Uses Exhibit G Form of SNDA

iv Exhibit H Work Letter Exhibit I Tenant Work that May Remain Upon Surrender Exhibit J-1 Form of NDA- Landlord Exhibit J-2 Form of NDA – Landlord Contractor, Subcontractor or Vendor Exhibit K Form of Guaranty Exhibit L Form of Letter of Credit Exhibit M Form of Confidentiality Agreement Exhibit N Survey Schedule 1 Legal Description of the Land

1 SINGLE-TENANT INDUSTRIAL BUILDING LEASE THIS SINGLE-TENANT INDUSTRIAL BUILDING LEASE (“Lease”) is made and entered into as of the ____ day of January, 2025 (the “Effective Date”), by and between LPC MESA GATEWAY, LP, a Delaware limited partnership (hereinafter referred to as “Landlord”) and HIMS, INC., a Delaware corporation (hereinafter referred to as “Tenant”). RECITALS A. Landlord owns approximately 17.0 acres of land in the City of Mesa (“City”), County of Maricopa (“County”), State of Arizona (“State”), with Assessor’s parcel number 304-61-001J, and legally described in Schedule 1 attached hereto (the “Land”). B. An approximately 289,462.75 square foot building with a common address of 8142 East Pecos Road, Building 4, Mesa, Arizona is currently located upon the Land (the “Building”). The Land and the Building are depicted on the Site Plan attached hereto as Exhibit A (the “Site Plan”). C. The Building is located in that certain industrial park center commonly known as Palm Gateway Logistics Center (the “Park”), which Park currently contains approximately 38.92 acres of land (and which Park may be changed, expanded and/or reduced in Landlord’s sole discretion; provided that such changes, expansions and reductions do not materially, adversely affect Tenant’s rights under this Lease). D. The Park (including the Land, the Building, other buildings and land in the Park, and the Common Areas), and any improvements located therein or thereon, and any personal property used in conjunction therewith, may hereinafter be referred to as the “Project.” E. Tenant desires to lease the Building (the “Premises”) from Landlord, and Landlord desires to lease the Premises to Tenant, all upon the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing Recitals, which Recitals are incorporated herein by this reference, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants contained herein, the parties hereby agree as follows: ARTICLE 1. GRANT OF LEASE; PREMISES Subject to the terms and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises. Furthermore, from the Early Entry Date through the Term of the Lease, at no additional cost, Tenant shall have exclusive use of, and the exclusive right to utilize, the exterior areas (including all parking areas) shown (and labeled as Exterior Area) on Exhibit A (“Exterior Area”). For the avoidance of doubt, Tenant shall be permitted to use the Exterior Area for the Permitted Use. The Building shall not be subject to remeasurement except due to physical changes to the Building (e.g. casualty or condemnation). ARTICLE 2. TERM; POSSESSION 2.1. Term. Except as otherwise provided in this Article 2, the term of this Lease (hereinafter referred to as the “Term”) shall be for one hundred twenty-seven (127) months, commencing on August 1, 2025 (the “Commencement Date”), and expiring on the last day of the (127th) full calendar month after the Commencement Date (as the same may be adjusted as hereinafter provided, referred to as the “Expiration Date”), unless sooner terminated as provided herein. In the event the Lease is extended or renewed, the Term shall include the extension or renewal period. 17th

2 2.2 Landlord’s Work. The improvements to be made to the Premises by the Landlord shall consist of certain additional warehouse and dock improvements, and certain other site and building improvements, all as more particularly specified in and in substantial accordance with Exhibit B-1 hereto (“Landlord’s Work”). Landlord shall be solely responsible for payment of all costs for the Landlord’s Work. Landlord warrants that Landlord’s Work on the Premises and Exterior Area under this Article 2, (i) shall be performed in a workmanlike and skillful manner, (ii) shall in all respects be free from material faults and defects in workmanship, and (iii) shall be in substantial compliance with the requirements of the plans, outlines and specifications provided to Landlord by Tenant, as described in Exhibit B-1 (“Landlord’s Plans and Specifications”). Landlord further warrants that all materials, equipment and other items incorporated (or to be incorporated) in Landlord’s Work on the Premises or consumed (or to be consumed) in the performance of Landlord’s Work on the Premises shall be new. Landlord will deliver the Premises and Exterior Area to Tenant with Landlord’s Work substantially completed pursuant to Landlord’s Plans and Specifications within five (5) business days after the Effective Date, except that completion of installation of HVAC by Landlord as more particularly specified in and in substantial accordance with Exhibit B-2 hereto (the “Landlord HVAC Work”) will occur after the Early Entry Date. Each of Landlord and Tenant shall coordinate and cooperate in good faith with the other in connection with the performance of their respective work in order to minimize interference and prevent any delays in the construction of the other party’s performance of their work. Landlord shall make commercially reasonable efforts to complete the Landlord HVAC Work by the day that is sixty (60) days after the Effective Date (the “Target Completion Date”), subject to Force Majeure and delay caused by Tenant. 2.3 Allowance. In connection with Tenant’s Work, Landlord has agreed to provide Tenant with an improvement allowance of up to the amount of Fifteen and 00/100 Dollars ($15.00) per square foot in the Premises, as more particularly described in Exhibit H attached hereto (the “Allowance”). Tenant shall be solely responsible for payment of all construction costs for the Premises and Exterior Area in excess of the Allowance (the “Excess Costs”). To the extent that there is any unused Allowance remaining as the second anniversary of the Early Entry Date, such amount shall be retained by Landlord and Tenant shall have no credit thereof. Notwithstanding anything to the contrary contained in this Lease, the Allowance shall not be used by Tenant to pay for Racking Improvements (defined below) or for any furniture, equipment or other personal property. The Allowance shall be due and payable as set forth in the Work Letter (defined in Section 2.4(a) below). 2.4 Tenant’s Work. (a) Subject to the terms and conditions of the work letter attached hereto as Exhibit H (the “Work Letter”), Tenant shall, at Tenant’s own cost and expense, perform any and all work, other than the Landlord’s Work, necessary or desirable to improve the Premises and Exterior Area to a finished condition ready for the conduct of Tenant’s business therein (“Tenant’s Work”). Tenant’s Work shall be performed in accordance with plans and specifications approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be subject to the other terms and conditions of this Lease. If Landlord disapproves of any proposed Tenant’s Work, Landlord shall respond, in writing, stating the grounds for such disapproval, within five (5) business days after receipt of Tenant’s request for approval of the proposed Tenant’s Work, unless Landlord reasonably requests additional information concerning the proposed Tenant’s Work within such five-business-day period, in which case such five-business-day period shall commence only once that information is received by Landlord. If Landlord fails to respond with its approval or disapproval within five (5) business days after receipt of Tenant’s request, then Tenant may provide to Landlord a second written request with respect to such approval which written notice must state in bold and all caps “FAILURE TO RESPOND TO THIS WRITTEN NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER DELIVERY HEREOF IN ACCORDANCE WITH THE LEASE SHALL CONSTITUTE APPROVAL OF TENANT’S WORK.” If Landlord fails to respond within a five (5) business day period following the receipt of Tenant’s second written request therefor, Tenant’s Work for which Tenant requested Landlord’s approval shall: (1) in the case of non-structural Tenant’s Work, be deemed approved by Landlord; and (2) in the case of structural Tenant’s Work, be deemed disapproved by Landlord. Tenant shall not commence Tenant’s Work until Tenant has obtained all permits and licenses required for Tenant’s Work. Tenant further agrees that once construction of Tenant’s Work has begun, Tenant shall diligently pursue the same to completion without interfering with any other tenant or occupant of the Project. Tenant’s Work (as well as any other alterations or repairs to the Premises or Exterior Area performed by or on behalf of Tenant) shall be performed by contractors approved in advance by Landlord in writing, which approval shall not be unreasonably withheld, conditioned or delayed and otherwise in a good and workmanlike manner, using good quality labor and new materials, lien free, and in compliance with applicable Law, with insurance certificates evidencing coverage consistent with the provisions of Article 21 hereof and naming Landlord (and any reasonable designee of Landlord) as an additional insured.

3 Landlord hereby approves Cleanspace as Tenant’s general contractor to perform that portion of Tenant’s Work referred to as the Lab Work, as such term is defined in the Work Letter attached hereto as Exhibit H, under the express conditions that (a) Cleanspace is properly licensed in the State of Arizona and (b) Tenant causes the draft construction contract being negotiated with Cleanspace to include those certain required revisions provided by Landlord on January 9, 2025. The remainder of Tenant’s Work (other than the Lab Work) shall be performed by contractors that have been approved by Landlord in accordance with the Work Letter. The performance of Tenant’s Work, including, without limitation, the Racking Improvements, shall be at Tenant’s sole cost (subject to the Allowance) and risk and shall not affect or delay the Commencement Date except as expressly provided in the remainder of this paragraph. The Commencement Date shall be extended by one (1) day for each day that performance of Tenant’s Work is actually delayed due to a “Landlord Delay,” as that term is defined below. As used herein, “Landlord Delay” shall mean an actual delay in the substantial completion of Tenant’s Work resulting from Landlord’s unreasonable withholding of consent which delay cannot be avoided by commercially reasonable mitigation efforts by Tenant, delays resulting solely from Landlord failing to complete the Landlord HVAC Work by the Target Completion Date (subject to Force Majeure and delays caused by Tenant), or delays caused by Landlord’s rezoning of the Premises or Exterior Area. If no event shall Landlord’s adherence to the approval timetable set forth in this paragraph constitute a Landlord Delay. If Tenant contends that a Landlord Delay has occurred, Tenant shall notify Landlord in writing (the “Delay Notice”) of the event which constitutes such Landlord Delay within ten (10) business days after the occurrence of the event or Tenant shall have waived the right to claim a Landlord Delay with respect to such event. Tenant shall provide all supporting documentation that Landlord may reasonably request to substantiate Tenant’s claim that a Landlord Delay has occurred. If the actions or inactions or circumstances described in the Delay Notice qualify as a Landlord Delay, and are not cured by Landlord within two (2) business days after Landlord’s receipt of the Delay Notice, then a Landlord Delay shall be deemed to have occurred commencing as of the expiration of the two (2) business day period. (b) As part of Tenant’s Work, Tenant shall install racking (with any related improvements, collectively, “Racking Improvements”) at the Premises. The Racking Improvements shall not be subject to Landlord’s approval. The Racking Improvements must comply with all Laws, industry standards, and National Fire Protection Association codes and standards. Tenant acknowledges that a certificate of occupancy for the Premises will not be issued until after the Racking Improvements are installed, and the City of Mesa and/or Maricopa County, as required (the “Approving Agency”) (or other applicable governmental agency) has performed final inspections of the Building following completion thereof. Tenant shall be responsible for obtaining a certificate of occupancy. Approval of the Racking Improvements by the Approving Agency, and the issuance of a certificate of occupancy as provided above, is at Tenant’s sole cost and risk, and the receipt of such approvals and/or the issuance or non-issuance of such certificate of occupancy shall not affect or delay the Commencement Date or the payment of Rent hereunder. All Racking Improvements shall be removed at the expiration of the Term or the termination of this Lease or Tenant’s right to possess the Premises in accordance with Section 8.1 below. 2.5 Lease Year Defined. As used in this Lease, the term “Lease Year” shall mean (i) if the Commencement Date is the first day of a calendar month, the twelve (12) month period commencing on the Commencement Date or (ii) if the Commencement Date is not the first day of a calendar month, the period commencing on the Commencement Date and ending on the last day of the twelfth (12th) full month of the Term, and, in either case, each succeeding twelve (12) month period thereafter which falls in whole or in part during the Term. Any Lease Year which is for any reason shorter than a full 12-month calendar year is also referred to herein as a “Partial Lease Year”. For purposes of calculating and paying the Base Rent and all recurring Additional Rent payable during any Partial Lease Year, such charges shall be appropriately prorated based on the number of days in such Partial Lease Year. 2.6 Substantial Completion Defined. As used in this Lease, the phrase “Substantial Completion” or “Substantial[ly] Complete[d][ion]” [of] the Landlord’s Work to be made by Landlord under Section 2.2 shall mean the date on which last of the following occurs: (i) Landlord’s Work is substantially complete in substantial accordance with Landlord’s Plans and Specifications, with the exception of completion of any Punchlist Items (as defined herein) by Landlord, and (ii) Landlord’s architect provides an AIA G702 letter confirming the satisfaction of clause (i) above. 2.7 Punchlist. Within thirty (30) days after Substantial Completion of the Landlord’s Work (or such earlier date as may be otherwise agreed between Landlord and Tenant), Landlord and Tenant shall jointly prepare a punchlist (the “Punchlist”) of incomplete and incorrect items within the Landlord’s Work (such items are sometimes hereinafter referred to as “Punchlist Items”). Landlord shall complete the Punchlist Items within thirty (30) days after

4 Landlord and Tenant agree on the Punchlist (provided that if any Punchlist Items cannot be completed within such thirty (30) day period for reasons beyond Landlord’s control, Landlord shall diligently pursue completion of such item). 2.8 Warranty. (a) If at any time during the twelve (12) months following the Commencement Date, Landlord receives written notice from any governmental authority that the Premises did not, on the Effective Date, comply with Law in effect as of the Effective Date (and such non-compliance is not related to or arising as a result of Tenant’s Work (including, without limitation, the design or installation of the Racking Improvements)), any other Alterations made by Tenant, and/or Tenant’s specific use of the Premises), then Landlord shall promptly and diligently make the modifications required by such governmental notice and/or governmental authority at Landlord’s sole cost. (b) Landlord shall “pass-through” to Tenant the benefit of all warranties that Landlord actually receives with respect to the Premises and Exterior Area (including without limitation, enforcing such warranties for the benefit of Tenant), including in connection with the construction of the Landlord’s Work; provided, however, that Tenant shall not have the right to directly enforce such warranties and must cooperate with Landlord’s efforts to do so. Landlord shall use commercially reasonable efforts to obtain all warranties available on any newly constructed portions of the Premises and the Exterior Area (which shall include, without limitation, all HVAC work being performed and HVAC units being installed by Landlord). Notwithstanding anything to the contrary, Landlord hereby warrants and guarantees, at no expense to Tenant, that Landlord’s Work as defined in Exhibit B-1 shall be free from defects in workmanship and materials for at least a one (1) year period from the Commencement Date. 2.9 Early Entry Landlord shall deliver possession of the Premises and Exterior Area to Tenant by the Early Entry Date in the Delivery Condition. Tenant shall have the right to enter the Premises and Exterior Area within five (5) business days after the Effective Date (the date Tenant or any Tenant Party first enters the Premises shall be the “Early Entry Date”) to prepare the Premises and Exterior Area for Tenant’s use and occupancy, including without limitation to undertake the installation by Tenant of Tenant’s Work (the “Early Entry Work”). Such early entry shall not trigger the Commencement Date hereunder. As used herein, the term “Early Entry Period” shall mean the period commencing on the Early Entry Date and ending on the day immediately preceding the Commencement Date. As used herein, the term “Tenant Party” shall mean Tenant, its affiliates, guarantors, subtenants, licensees, successors and assignees and all of their respective officers, directors, managers, directors, beneficiaries, shareholders, members, partners, employees, agents, invitees, guests, contractors, and any person or entity for whom they may be legally liable, and “Tenant Parties” shall mean each and every Tenant Party, collectively). If Landlord fails to deliver possession of the Premises and Exterior Area to Tenant in the Delivery Condition within five (5) business days following the Effective Date, the Commencement Date shall be delayed one (1) day for each day following such five-business day period until the Premises and Exterior Area is so delivered. With respect to any entry onto the Premises or Exterior Area by Tenant or any other Tenant Parties during the Early Entry Period, Tenant agrees as follows: (a) Any entry onto the Premises or Exterior Area by Tenant or any other Tenant Parties during the Early Entry Period shall be at the sole risk and expense of Tenant and such other Tenant Parties; (c) All major Early Entry Work shall be coordinated in advance with Landlord at biweekly meetings throughout the performance of Tenant’s Work, as more particularly described in the Work Letter; (d) All Early Entry Work shall be performed in compliance with such reasonable rules and regulations as Landlord may impose; (c) Tenant shall not interfere with Landlord or any other Landlord Parties (hereafter defined) or any of their respective contractors in performing any Early Entry Work or during such early entry; (d) Any contractors employed or used by Tenant or any other Tenant Parties during the Early Entry Period shall not cause any labor difficulties or disharmony with the labor employed by Landlord, any other Landlord Parties or any of their respective contractors; (e) Tenant shall comply with and be bound by all terms, provisions, covenants and conditions of this Lease during the Early Entry Period (other than the payment of Base Rent and Additional Rent);

5 (f) Prior to entry into the Premises or Exterior Area by Tenant or any other Tenant Parties, Tenant agrees to provide to Landlord certificates evidencing that Tenant and such other Tenant Parties have obtained all required insurance; (g) Tenant Parties agree to comply with all Laws with respect to the performance of the Early Entry Work; (h) Except to the extent arising from the gross negligence or willful misconduct of Landlord and any Landlord Parties, Tenant hereby agrees to indemnify, defend and hold harmless Landlord, the Landlord Parties, the Premises, Exterior Area and Project from and against any and all actions, claims, demands, liens, liabilities, losses, damages, penalties, proceedings, suits, costs and expenses (including, without limitation, court costs, attorneys’ fees and legal costs) suffered or incurred by Landlord or any other Landlord Parties to the extent arising out of or related to the Early Entry Work or the entry onto the Premises or Exterior Area during the Early Entry Period by Tenant and any other Tenant Parties. Tenant does hereby agree to assume all risk of loss or damage to any of the installations, inventory, equipment, supplies, raw materials or other work placed on or around the Premises or Exterior Area by Tenant or any other Tenant Parties; (i) Subject to the terms of this Lease, there shall be no postponement of the Commencement Date or the Expiration Date resulting from any failure on the part of Tenant or any other Tenant Parties to complete any Early Entry Work; and (j) Tenant shall not operate its business in the Premises or Exterior Area during the Early Entry Period, and activities by Tenant and any other Tenant Parties in the Premises or Exterior Area during the Early Entry Period shall be limited to undertaking the Early Entry Work. ARTICLE 3. RENT 3.1. Base Rent. Commencing on the Commencement Date, Tenant shall pay an annual base rent (hereinafter referred to as “Base Rent”) to Landlord in equal monthly installments (hereinafter referred to as “Monthly Base Rent”) as outlined in Exhibit C attached hereto and made a part hereof. Base Rent hereunder shall be paid in advance on the Commencement Date and on the first day of each calendar month thereafter of the Term, and at the same rate on a day for day pro rata basis for fractions of a month if the Term shall begin on any date except the first day of a calendar month or shall end on any day except the last day of a calendar month. The Monthly Base Rent for any partial month shall equal the product of 1/365 of the annual Base Rent in effect during the partial month and the number of days in the partial month. Notwithstanding the foregoing, and subject to Section 3.3 below, Monthly Base Rent (but not any Additional Rent or other Rent (as such terms are hereafter defined)) shall abate for the first seven (7) full calendar months following the Commencement Date (provided that if the Commencement Date is any day other than the first day of a calendar month, then Tenant shall pay Monthly Base Rent for such partial calendar month and the abatement provided herein shall commence on the first day of the first full calendar month to occur after the Commencement Date). 3.2. Manner of Payment. Base Rent, Additional Rent, Additional Rent Deposits (as hereinafter defined) and all other amounts becoming due from Tenant to Landlord hereunder (hereinafter collectively referred to as “Rent”) shall be paid in lawful money of the United States to Landlord by wire transfer to the account of Landlord designated by Landlord, or as otherwise designated from time to time by written notice from Landlord to Tenant. The payment of Rent hereunder is independent of each and every other covenant and agreement contained in this Lease, and Rent shall be paid without any setoff, abatement, counterclaim or deduction whatsoever, except as expressly permitted by this Lease. Any acceptance by Landlord of a payment for Rent by Tenant’s personal or corporate check or other payment method shall not be construed as a waiver of Landlord’s right to insist on payment by wire transfer as set forth herein. While a Default is occurring, Landlord may apply payments of Rent to all amounts due from Tenant hereunder in such manner and in such order as Landlord may elect in its sole discretion. The first monthly installment of Base Rent and Additional Rent Deposits shall be due and payable on the date that this Lease is fully executed and delivered by Landlord and Tenant, and shall be applied to Base Rent and Additional Rent Deposits for the first month the same is due.

6 3.3. Repayment of Abated Rent. If during the initial Term of the Lease: (i) there is a Default (as hereinafter defined) on the part of Tenant, and (ii) Landlord terminates the Lease during the initial Term of the Lease as a result of such Default, then Tenant shall repay the unamortized portion of the abated Base Rent as of the date of the underlying Default. For avoidance of doubt, the first seven (7) months of the Term hereof shall not be included in the consideration of the Term for the purpose of calculating the unamortized amount repayable by Tenant hereunder. In addition, if a Tenant Default occurs prior to the expiration of the abatement periods described in Section 3.1 above with or without Landlord exercising its remedies for such Default, Tenant shall not be entitled to any further abatement of Monthly Base Rent during the continuation of such Default, the expiration of the abatement shall not be extended to account for the duration of such Default (i.e., additional time shall not be “tacked on” to the abatement to account for a cured Default), and no amortization of the abated Rent shall be deemed to have occurred; provided, however, if Tenant cures such Default during the abatement period, Tenant shall be entitled to remainder of the abatement of Monthly Base Rent beginning on the date of the cure of the Default through the expiration of the abatement period. ARTICLE 4. ADDITIONAL RENT 4.1 Obligation to Pay Additional Rent. In addition to paying the Base Rent, commencing on the Commencement Date, Tenant shall also pay as additional rent the pro-rata amounts determined in accordance with this Article 4, based on Tenant’s Proportionate Share (as defined below) of the Project, as applicable (hereinafter referred to as “Additional Rent”). 4.2 Definitions. As used in this Lease, (a) “Adjustment Date” shall mean each January 1 falling within the Term. (b) “Adjustment Year” shall mean each calendar year during which an Adjustment Date falls (and with respect to the first year of the Term, the period between the Commencement Date and the last day of the calendar year in which the Commencement Date occurs shall be an Adjustment Year). (c) “Common Areas” shall mean all the areas and facilities of the Project designed for the common use and benefit of Landlord and all or substantially all of the tenants of the Project, their employees, agents, customers and invitees. The Common Areas include, but not by way of limitation, parking lots, landscaped and vacant areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time. Landlord shall operate and maintain the Common Areas, the proportionate cost of which shall be reimbursed by Tenant to Landlord as provided for herein, subject to the express terms hereof. Landlord hereby grants to Tenant the non-exclusive use of the Common Areas by Tenant, Tenant’s employees, agents, customers and invitees, which use shall be subject at all times to such rules and regulations as may from time to time be reasonably established by Landlord, subject to the terms of Section 11.1(f) of this Lease. (d) “Expenses” shall mean and include all costs and expenses (together with any taxes paid thereon) paid or incurred by or on behalf of Landlord for owning, managing, operating, maintaining, repairing, replacing, and insuring (including, without limitation, any and all commercially reasonable deductibles for such insurance) the Premises, Building, Exterior Area, the Project (including the Land and the Common Areas), and the personal property used in conjunction therewith, it being agreed that Landlord’s recovery of Expenses shall be without any component of profit or other mark-up to Landlord. For purposes of clarification, as to any given type of expense such type of Expense shall be included either as paid or as accrued during an Adjustment Year (but not both as paid and as accrued) and such manner of accounting as to such type of Expense shall be maintained consistently throughout the Term. Such Expenses shall include, without limitation, costs and expenses which are Landlord’s Management Responsibility in Exhibit D attached hereto and otherwise subject to the designations (whether as an Expense or otherwise), clarifications, allocations of management and financial responsibility between Landlord and Tenant, and other related matters, all as set forth on such exhibit. For Expenses that are capital repairs, capital replacements and capital improvements, Landlord shall amortize such capital expenses on a straight -line basis over a period equal to the reasonable useful life thereof in accordance with generally accepted accounting principles consistently applied (“GAAP”), with interest at the greater of (x) Prime Rate (as used herein, “Prime Rate” shall be the per annum interest rate publicly announced by a federally insured bank selected by Landlord in the state in which the Premises is located as such bank’s

7 prime) plus 200 basis points, and (y) eight percent (8%) per annum, and Tenant shall only pay the portion thereof that is amortized during the Term of the Lease; provided that if such costs are incurred as a result of the negligence or willful misconduct of Tenant or any Tenant Party, then subject to the waiver of subrogation in Section 21.1, such repairs, replacements or improvements thereby necessitated shall be paid for by Tenant in full. Landlord’s decision to replace items (instead of repairing such items) shall be made using Landlord’s good faith and commercially reasonable judgment. Notwithstanding anything to the contrary in this Lease, Expenses shall not include the following (collectively, “Excluded Expenses”): (i) costs or other items included within the meaning of the term “Taxes” (as hereinafter defined), (ii) any expenses incurred and paid by Tenant under Section 7.2 in connection with the Premises, (iii) capital expenses other than capital repairs, capital replacements and capital improvements related to items that are Tenant’s Financial Responsibility in Exhibit D, (iv) attorneys’ fees, leasing commissions and other expenses incurred in connection with lease negotiations or disputes with other tenants or prospective tenants; (v) costs, including permit, license and inspection costs, and any allowances or other tenant improvement concessions, incurred or provided with respect to the design, construction and/or installation of tenant improvements made for other tenants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project; (vi) repairs or work paid from insurance, condemnation or warranty proceeds, or other costs for which Landlord is reimbursed by a third party or a tenant of the Project (other than by means of an Expense reimbursement provision); (vii) costs, penalties or fines arising from Landlord’s violation of any Laws; (viii) overhead and profit paid to Landlord or its affiliated, subsidiaries or parent entities for goods and/or services in the Project, to the extent the same exceeds the costs which would be incurred for the same if provided by unaffiliated third parties on a competitive basis (a management fee of 2.5% of gross revenues of the Building is deemed reasonable); (ix) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-à-vis time spent on matters unrelated to operating and managing the Project; provided that in no event shall Expenses include wages and/or benefits attributable to personnel above the level of portfolio property manager or chief engineer; (x) marketing, advertising and promotional expenditures; (xi) reserves of any kind; (xii) principal payments, late charges, penalties, liquidated damages, bad-debt expenses, interest, amortization or other payments on mortgages, or ground lease payments, if any; (xiii) costs to correct design or construction defects in the Project (except that Tenant shall be 100% responsible for any design defects in Tenant’s Work and Alterations); (xiv) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, including costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project and costs incurred in disputes between Landlord and its employees, managers, or other tenants or occupants; (xv) costs incurred to comply with Environmental Laws with respect to hazardous materials or substances existing at or about the Project as of the Commencement Date and which are not otherwise the responsibility of Tenant to remediate under any provision of this Lease; (xvi) rentals and other related expenses incurred in leasing HVAC systems, elevators or other equipment ordinarily considered to be a capital cost, (xvii) management fees in excess of 2.5% of gross revenues of the Building; (xviii) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of comparable project in the vicinity of the Project, with adjustment where appropriate for the size of the applicable project; (xix) intentionally omitted; (xx) costs incurred in connection with the original construction of the Project, or in connection with any major change in the Project, such as expanding the Project, expanding its parking facilities or expanding common areas; (xxi) costs of repair or replacement of the foundation, structural elements, structural portions of exterior walls, structural portions of the roof, and the underground utility infrastructure serving the Building or the Project: (xxii) depreciation of the Building or Project, other improvements; (xxiii) damage and repairs necessitated by the gross negligence or willful misconduct of Landlord, Landlord’s employees, contractors, or agents; and (xxiii) any costs recovered by Landlord to the extent such cost recovery allows Landlord to recover more than 100% of Expenses, or which would duplicate or otherwise result in double reimbursement to Landlord for a single expenditure made by Landlord. Notwithstanding any language in this Lease seemingly to the contrary, if the Building is less than fully occupied during any calendar year of the Term, actual, variable Expenses will be determined as if the Building had been fully occupied during such year. For the purposes of this Lease, “fully occupied” means occupancy of one hundred percent (100%) of the rentable area in the Building. With respect to Expenses and/or Taxes that are incurred with respect to the entire Project, Tenant

8 shall pay forty-seven and ten one-hundredths percent (47.1%) thereof, which is the percentage obtained by dividing the Rentable Area of the Building (which is 289,462.75 rsf) by the Rentable Area of all buildings within the Project (which is 615,599.16 rsf) (the “Building Share”), except that the Building Share shall be proportionately adjusted by Landlord in the future for changes in the physical size or area of the Building and/or the other buildings in the Project. If Landlord is not required to provide certain services to a tenant or certain tenants within the Project, then the costs of such services will be apportioned among the tenants within the Project that are provided with such services, and Tenant’s proportionate share for such services will be equitably recomputed to equal the ratio that the area of the Premises bears to the area of the total demised premises of tenants provided with such services. As used herein, Expenses shall include any and all costs associated with the operation and maintenance of the Common Areas of the Project as are assessed under Matters of Record regarding the Project and affecting the Project from time to time, and all amounts paid under such Matters of Record affecting the Project, including, without limitation, assessments paid to property owners’ or similar associations or bodies. (e) As used herein, “Taxes” shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Building and the Project. Tenant acknowledges that such taxes and assessments may be reflected in more than one assessor’s parcel number. “Taxes” shall not include rental taxes payable by Tenant pursuant to Section 4.8. Should the State of Arizona, or any political subdivision thereof, or any other governmental authority having jurisdiction of the Project and/or the Building (a) impose a tax, assessment, charge or fee, which Landlord shall be required to pay, by way of supplement to or substitution for such real estate taxes or (b) impose an income or franchise tax, margin tax, or a tax on rents in substitution for a tax levied against the Property and/or the Building, all such taxes, assessments, fees or charges (hereinafter defined as “in lieu of taxes”) shall be deemed to constitute Taxes hereunder. “Taxes” shall also include, in the year paid, all fees and costs reasonably incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in, any Taxes, regardless of whether any reduction or limitation is obtained; provided, any reduction or credit shall be passed through to Tenant. Tenant shall pay directly to the applicable taxing authority, any taxes or other charges levied or assessed upon, measured by, or arising from (i) the furniture, fixtures, machinery, equipment or apparatus of Tenant, (ii) the conduct of Tenant’s business (including, without limitation, any sales tax and any use and occupancy tax), and (iii) Tenant’s leasehold estate. Except as hereinabove provided with regard to “in lieu of taxes”, Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income, capital stock, or recordation tax. Furthermore, notwithstanding anything to the contrary, Taxes shall not include any (i) penalties incurred as a result of Landlord’s failure to make payments of, and/or to file any tax or informational returns with respect to any Taxes, when due, and (ii) the value of tenant improvements in other tenants’ premises (as opposed to base building improvements), as allocated to such other tenants on the assessment and assessed for real property tax purposes at a valuation higher than Building standard improvements. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon, unless due to Landlord’s late payment that is not the result of Tenant’s late payment) of such special assessment required to be paid during such year as if Landlord had elected to have such special assessment paid over the maximum period of time permitted by law. All references to Taxes “for” a particular year shall be deemed to refer to Taxes attributable to a specific Adjustment Year, notwithstanding that such Taxes may be assessed or levied and collected in arrears, or may be subject to reassessment or recalculation subsequent to the applicable Adjustment Year. For property tax purposes, to the extent allowed by law, Tenant waives all rights to protest or appeal the appraised value of the Land, including the Building and Premises. At Tenant’s request, Landlord will meet and confer with Tenant about protests or appeals of such appraised values, but the ultimate decision whether to protest or appeal shall be made by Landlord acting in its sole discretion; and Landlord agrees to notify Tenant in writing (which may be by email) when Landlord is considering a protest or appeal in the first instance. (f) “Tenant’s Proportionate Share” shall mean: (1) with respect to Expenses relating solely to the Premises, Exterior Area and the Building, one hundred percent (100%); and (2) with respect to Expenses relating to the entire Project, the Building Share (as defined in Section 4.2(d) above). 4.3. Computation of Additional Rent. Commencing on the Commencement Date, Tenant shall pay Additional Rent for each Adjustment Year determined as hereinafter set forth. Additional Rent payable by Tenant with respect to each Adjustment Year shall include the following amounts:

9 (a) the product of Tenant’s Proportionate Share multiplied by the amount of Taxes for such Adjustment Year (said amount being hereinafter referred to as the “Tenant’s Tax Amount”); plus (b) the product of Tenant’s Proportionate Share multiplied by the amount of Expenses for such Adjustment Year (said amount being hereinafter referred to as the “Tenant’s Expense Amount”). Tenant agrees and acknowledges that Landlord has made no representation, warranty or guaranty relating to the amount of Taxes and Expenses. Landlord represents that the following is its good faith estimate of the following expenses for the first Adjustment Year: Tenant’s Tax Amount is estimated to be $1.60 per square foot, and Tenant’s Expense Amount is estimated to be $0.65 per square foot (exclusive of the management fee). The parties acknowledge that the Building is newly constructed and that the foregoing amounts are only estimates. 4.4. Payments of Additional Rent; Projections. Tenant shall make payments on account of Tenant’s Tax Amount and Tenant’s Expense Amount (the aggregate of such payments with respect to any Adjustment Year being hereinafter referred to as the “Additional Rent Deposits”) as follows: (a) Landlord may, prior to each Adjustment Date and from time to time during the Adjustment Year in which such Adjustment Date falls, deliver to Tenant a written notice or notices (each such notice being hereinafter referred to as a “Projection Notice”) setting forth Landlord’s reasonable estimate of Additional Rent for such Adjustment Year (collectively, the “Projections”). (b) Tenant shall commence payments of monthly installments of Additional Rent Deposits on the Commencement Date. On the Commencement Date and thereafter on the first day of each calendar month during the Term, Tenant shall pay to Landlord one-twelfth (1/12) of the Additional Rent Deposits shown in the then-effective Projection Notice. Until such time as Landlord furnishes a Projection Notice for an Adjustment Year, Tenant shall continue to pay monthly installments of Additional Rent Deposits in the amount shown by the most recent Projection Notice. 4.5. Readjustments. Within one hundred twenty (120) days following the end of each Adjustment Year, Landlord shall provide Tenant with a reasonably detailed written summary accompanied by reasonable supporting documentation (any such notice hereinafter referred to as “Landlord’s Statement”) of the actual Expenses and Taxes and Tenant’s Proportionate Share thereof for the preceding Adjustment Year and a calculation or reconciliation of the Additional Rent that Tenant should have paid for Adjustment Year compared to the Additional Rent Deposit that Tenant actually paid for Adjustment Year. If the Additional Rent that Tenant should have paid for Adjustment Year exceeds the Additional Rent Deposit actually paid by Tenant during such Adjustment Year, then Tenant shall, within thirty (30) days after the date Tenant’s receives Landlord’s Statement, pay to Landlord such deficiency. If the Additional Rent Deposit paid by Tenant for such Adjustment Year exceeds the Additional Rent that Tenant should have paid for such Adjustment Year, then Landlord shall credit such excess amount to Rent payable thereafter until fully applied. If this Lease shall expire or be terminated prior to full application of such excess and provided Tenant is not then in Default under this Lease, Landlord shall pay to Tenant within thirty (30) days following expiration or termination of this Lease the balance thereof not theretofore applied against Rent and not reasonably required for payment of Rent for the Adjustment Year in which this Lease expires (to the extent Landlord is entitled to recover such from Tenant under this Lease), subject to Tenant’s and Landlord’s obligations under Section 4.7 hereof, provided no interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 4.5; provided, however, that if Tenant is in Default at the time such refund is due then Landlord shall refund to Tenant the excess amount less any sums to which Landlord is entitled hereunder as a result of Tenant’s Default. Landlord and Tenant are knowledgeable and experienced in commercial transactions and agree that the provisions of this Lease for determining charges, amounts and Additional Rent payable by Tenant are commercially reasonable and valid even though such methods may not state a precise mathematical formula for determining such charges. Landlord’s obligations under this Section 4.5 shall survive the expiration or termination of this Lease. 4.6. Books and Records; Audit Procedures. (a) Landlord shall maintain books and records showing Taxes and Expenses in accordance with sound accounting and management practices consistently applied. Within one hundred twenty (120) days following Tenant’s receipt of Landlord’s Statement, Tenant may at its sole cost and expense conduct an informal review of Taxes and Expenses for the immediately preceding Adjustment Year, and in connection therewith, Landlord shall provide such

10 information relating to such Taxes and Expenses as Tenant may reasonably request. If Tenant believes that its informal review indicates an error in Landlord’s Statement, then Tenant may elect to conduct a formal audit as provided in clause (b) below. (b) Tenant or its representative shall have the right to examine Landlord’s books and records showing Taxes and Expenses for the immediately preceding Adjustment Year upon reasonable prior written notice and during normal business hours at any time within one hundred twenty (120) days following the completion of Tenant’s informal review as provided above. The books and records include, but are not limited to, accounting records, vendor contracts, payroll records, management agreements, and supporting invoices and detail for all items. Such examination (“Audit”) shall be conducted by an independent certified public accountant selected by Tenant on a non-contingency basis. Landlord shall credit any overpayment determined by Tenant’s Audit against the next Additional Rent payment(s) due and owing by Tenant or, if no further Additional Rent is due or the Lease has expired or terminated, and Tenant is not in Default, refund such overpayment directly to Tenant within thirty (30) days of Audit; provided if Tenant is in Default at the time such refund is due then Landlord shall refund to Tenant the overpayment amount less any sums to which Landlord is entitled hereunder as a result of Tenant’s Default. Likewise, Tenant shall pay Landlord any underpayment determined by the Audit, within thirty (30) days of Audit. The payment obligations of each of Landlord and Tenant, as the case may be, in this Section 4.6 shall survive the expiration or earlier termination of the Lease. Tenant agrees to pay all costs involved in such Audit except in the case that such Audit finds that Landlord has overcharged Tenant for Tenant’s Proportionate Share of the disputed component of Expenses and Taxes for such Adjustment Year by more than five percent (5%) (excluding the rental taxes described in Section 4.8), in which case Landlord shall pay such costs, not to exceed $2,500.00. Notwithstanding the foregoing, pending resolution of any disputed item hereunder, Tenant shall be obligated to pay all Additional Rent as and when due in accordance with the terms of this Article 4. (c) As a condition precedent to Tenant’s exercise of its right to review or audit as provided in this Section 4.6, Tenant agrees that all of the information obtained through Tenant’s examination of Landlord’s books and records as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the examination will be held in strict confidence by the Tenant and its representatives, officers, agents, and employees. Tenant may not engage any reviewer or auditor on a contingency fee basis. 4.7. Proration and Survival. With respect to any Adjustment Year which does not fall entirely within the Term, Tenant shall be obligated to pay as Additional Rent for such Adjustment Year only a pro rata share of Additional Rent as hereinabove determined, based upon the number of days of the Term falling within the Adjustment Year. Following expiration or termination of this Lease, Tenant shall pay or Landlord shall refund any Additional Rent due to the other party for the last Adjustment Year, as applicable, within thirty (30) days after the date of Landlord’s Statement sent to Tenant. Without limitation of other obligations of Tenant and Landlord which shall survive the expiration or termination of this Lease, the obligation of Tenant and Landlord (as applicable) to pay or refund Additional Rent provided for in this Article 4 accruing during the Term shall survive the expiration or termination of this Lease. Notwithstanding anything to the contrary, Tenant shall not be responsible for any Additional Rent attributable to any Adjustment Year which are first billed to Tenant more than one (1) year after the expiration of the applicable Adjustment Year. 4.8. Rental Tax. In addition to all other amounts due and payable by Tenant under this Lease, Tenant shall be responsible for the payment of all rental taxes imposed with respect to this Lease, whether or not this Lease expressly states that a specific payment is subject to rental taxes. Such rental taxes are currently 2.0% payable to the City of Mesa and 0.5% payable to Maricopa County, based on Landlord’s gross income arising under this Lease as defined under applicable law (which includes, without limitation, all Base Rent, Additional Rent and any and all utilities that are not separately metered and paid directly by Tenant to the applicable utility providers), but are subject to future adjustment by the taxing jurisdictions. Tenant shall remit such taxes to Landlord with each installment of Rent. Without limitation of other obligations of Tenant which shall survive the expiration or termination of this Lease, the obligation of Tenant to pay rental tax accruing during the Term shall survive the expiration or termination of this Lease. For purposes of clarity, the percentage of rental taxes payable under this Section 4.8 is not applied against and does not reduce any percentages specified elsewhere in this Lease as being payable to Landlord (i.e., such specified percentages are net to Landlord).

11 ARTICLE 5. USE OF PREMISES (a) Tenant shall use and occupy the Building, the Exterior Area and the Premises, to the extent permitted under applicable Law, for general warehouse, storage, production and distribution uses related to Tenant’s business of production, storage, dispensing and distribution of pharmaceutical products (licensed by the Arizona Board of Pharmacy) for distribution to patients (but not as a retail pharmacy open to the general public) and any other lawful uses and for no other use or purpose without consent of the Landlord (the “Permitted Use”). The Permitted Use shall expressly exclude production, storage, dispensing and distribution of marijuana and products containing marijuana. Tenant shall use and occupy the Exterior Area only for car and truck parking, loading/unloading, storage and any lawful use related to or incidental to the Permitted Use, all in strict accordance with applicable Laws and the terms of this Lease. In no event shall Tenant have the right to bring any of its trucks into the Building. Tenant covenants and agrees to use and occupy the Premises and Exterior Area in conformity with all federal, state, regional, local and municipal statutes, laws, codes, rules, ordinances, regulations and orders, required permits, including applicable zoning requirements, and all interpretations of the foregoing, decrees of court and all requirements of other governmental authority (collectively, “Laws”) and all recorded instruments affecting the Premises and Exterior Area (collectively, “Law(s)” or “applicable Law(s)”). Landlord makes no representation or warranty as to the suitability of the Premises or Exterior Area for Tenant’s intended use or operations, or Tenant’s ability to make any alterations (including Tenant’s Work) or the legality of Tenant’s intended use, including under applicable Law. Tenant shall obtain, at Tenant’s expense and at Tenant’s sole risk, all necessary zoning and use permits and approvals for Tenant’s intended use, including, without limitation, the final certificate of occupancy with respect to Tenant’s Work after installation of all of Tenant’s Work. Landlord shall cooperate with Tenant, at no cost to Landlord, to assist Tenant’s efforts to obtain any and all permits and/or approvals required for Tenant to conduct its business at the Premises. (b) Tenant agrees to comply with all reasonable rules and regulations of the Project as may be adopted from time to time by Landlord, and including any owner’s association covenants, conditions and restrictions or similar encumbrances affecting the Premises or Exterior Area. A copy of the current rules and regulations is attached as Exhibit E hereto and made a part hereof (as they may be amended or modified from time to time in accordance with Section 11.1(f), the “Rules”). Landlord shall promulgate and enforce its Rules and Regulations in a reasonable and non- discriminatory manner and make good faith efforts to uniformly enforce its Rules and Regulations against tenants of the Project. In the event Tenant’s specific use of the Premises or Exterior Area requires Landlord to obtain additional insurance, or incur additional expenses, Tenant shall be responsible for the entire incremental cost of such additional insurance and all such additional expenses if Tenant fails to discontinue the use giving rise to such additional insurance and expenses within ten (10) days after written notice thereof from Landlord. Tenant shall have access to the Premises and Exterior Area twenty-four (24) hours a day, seven (7) days a week, subject to such reasonable security protocols as Landlord may institute at the Project and subject to full or partial closures to the extent required from time to time for Landlord to perform maintenance, or repairs required by Landlord under the Lease, or to address actual or threatened emergencies, provided Landlord shall use commercially reasonable efforts minimize any interference with Tenant’s use of and access to the Premises and Exterior Area. Tenant shall not exceed the floor load bearing capacity of 4,000 psi. Such load represents the maximum contact stress that may be applied to the slab and shall not be exceeded without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. (c) Tenant acknowledges and agrees that it shall neither use nor permit the use of any portion of the Premises or Exterior Area for any of the uses set forth on Exhibit F, attached hereto and made a part hereof, by Tenant or any Tenant Party, nor shall Tenant receive any rent or real estate related income from any of such uses. (d) Tenant acknowledges and agrees that the portions of the Land (including the Exterior Area and Common Areas, and the Premises) are subject to certain easements and other rights and obligations provided in Matters of Record, which may include, without limitation, permitting access (vehicular and/or pedestrian) over, across and through the portions of the Exterior Area and/or Common Areas, and which may prohibit, for example, any limitations or restrictions of such access. The most recent survey of the Land is set forth on the attached Exhibit N.

12 ARTICLE 6. UTILITIES 6.1. Utilities. As of the Early Entry Date, Landlord shall deliver the Premises to Tenant with all utilities including sewer, water, and electric connected to the Building, complete and ready for use, and with all utilities separately metered, except that lighting and water for certain common areas will not be separately metered and will be billed to Tenant as Expenses. Tenant shall enter into contracts therefor with the applicable service providers. Commencing on the Early Entry Date, Tenant shall pay for all electric, telephone, water, sewer and other utilities and service supplied to the Premises and Exterior Area, on or before the date due, together with any taxes thereon. With respect to electrical service, Tenant shall make no alterations or additions to the electric equipment or appliances without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Tenant acknowledges that gas service is not currently available at the Premises. If Tenant requires gas service, Tenant shall obtain Landlord’s prior written consent thereto (which shall not be unreasonably withheld, conditioned or delayed), enter into contracts therefor with the applicable service provider and pay all costs of obtaining such service. 6.2. Interruption of Utilities. Tenant agrees that Landlord and its agents, employees and contractors shall not be liable for interruption, outage or failure of any or all utility services; and such interruptions, outages or failures shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or Exterior Area or relieve Tenant from paying Rent or performing any of its obligations under this Lease. In the event of an interruption, outage or service failure to any utility service, Landlord shall use commercially reasonable efforts to cooperate with the utility provider in order to promptly restore services. Notwithstanding the foregoing, if following the Commencement Date, Tenant is prevented from using the Premises (and Tenant does not occupy the Premises or any portion thereof) because of the unavailability of any Essential Service (hereinafter defined) for a period of five (5) consecutive business days following Landlord’s receipt from Tenant of a written notice regarding such unavailability and (i) the restoration of which is within Landlord’s reasonable control within such period, (ii) such unavailability was not caused (in whole or in part) by Tenant or a governmental directive, (iii) such unavailability is caused solely by the gross negligence or willful misconduct of Landlord (or by repairs, alterations, upgrades, or changes performed by Landlord), and (iv) the unavailability is not caused by fire, casualty, condemnation or Force Majeure (defined below), then to the extent not covered by Tenant’s business interruption insurance Tenant shall, as its sole and exclusive remedy, be entitled to an equitable abatement of Rent (based on the portion of the Premises rendered unusable) for each consecutive day (after such 5 business-day period) that Tenant is so prevented from using the Premises. If less than the entirety of the Premises is rendered unusable due to the foregoing conditions (each a “Service Interruption Condition”), Tenant will receive an equitable partial abatement of Rent (based on the portion of the Premises actually rendered unusable). In the event of a utility interruption, Landlord and Tenant agree to cooperate and coordinate on the installation of temporary utility service, if feasible. If temporary utility service is installed, a Service Interruption Condition shall be deemed no longer to exist. The cost of any such temporary utility service will be billed to Tenant as an Expense unless such outage was caused solely by the gross negligence or willful misconduct of Landlord. “Essential Services” are limited to only the following services or utilities which are essential for the conduct of Tenant’s business: electricity (excluding any insufficiency in electric service resulting from Tenant’s need for electric service in excess of the Building’s initial design standard), HVAC services, water and sanitary sewer service. Notwithstanding the foregoing, if a utility interruption occurs due to a Service Interruption Condition identified above and the Service Interruption Condition continues for more than one hundred eighty (180) consecutive days following written notice to Landlord thereof, then Tenant may terminate the Lease on ten (10) business days’ written notice to Landlord but in all events prior to the date such Service Interruption Condition is cured. 6.3. Regulations Regarding Utilities and Services. Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe with at least 30 days prior written notice for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises, Exterior Area and the Building, provided the same does not unreasonably diminish or otherwise materially affect or interfere with Tenant’s rights under this Lease or its occupancy or the operation of its business in the Premises, or materially increase Tenant’s obligations under this Lease. Landlord shall promulgate and enforce such regulations and requirements in a reasonable and non-discriminatory manner and make good faith efforts to uniformly enforce its regulations and requirements against tenants of the Project. Throughout the Term of this Lease,

13 upon 24 hours prior notice given via email (except in an emergency), and subject to the entry requirements in Section 11.1(e), Landlord, other Landlord Parties and their respective contractors shall have reasonable access to any and all mechanical installations, systems and equipment to the extent necessary for Landlord to: (a) perform its repair, replacement and maintenance obligations under this Lease; (b) perform any desired capital improvements; (c) comply with or perform any other Landlord obligations under this Lease; and (d) exercise any rights reserved to Landlord under this Lease. Landlord’s notices under this Section 6.3 shall be given solely via email to Elizabeth Slaymaker eslaymaker@forhims.com, and are not subject to the notice provisions of Section 8.1. Tenant may change the recipient for such email notices with 30 days prior written notice to Landlord given in accordance with Section 8.1. ARTICLE 7. CONDITION AND CARE OF PREMISES AND COMMON AREAS 7.1. Possession. (a) Subject to the terms of this Lease, Tenant acknowledges that it will examine the Premises and Exterior Area before taking possession hereunder. Tenant acknowledges it has been afforded full access to the Premises and Exterior Area to conduct such examinations as it deems appropriate to determine if patent or latent defects exist with respect to the Premises or Exterior Area and all construction activity relating thereto. Except to the extent expressly set forth in this Lease (including, without limitation, with respect to those items expressly warranted by Landlord in Section 2.8 and Landlord’s obligations with respect to latent defects set forth in Section 7.5(a) below), Tenant accepts the Premises and Exterior Area in its then “AS-IS, WHERE IS, WITH ALL FAULTS” condition without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and Tenant’s taking possession of the Premises or Exterior Area or any portion thereof shall be conclusive evidence against Tenant that the portion of the Premises or Exterior Area taken possession of was then in good order and satisfactory condition AND TENANT SHALL THEREUPON BE DEEMED TO HAVE WAIVED ALL CLAIMS RELATING TO THE CONDITION OF THE PREMISES, EXTERIOR AREA AND THE PROJECT. TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT AS MAY BE OTHERWISE EXPRESSLY PROVIDED IN THIS LEASE, NEITHER LANDLORD NOR ANY OTHER LANDLORD PARTY NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, PROPERTY MANAGERS OR REPRESENTATIVES HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO HABITABILITY, MERCHANTABILITY, SUITABILITY, QUALITY, CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE (COLLECTIVELY, THE “DISCLAIMED WARRANTIES”) WITH REGARD TO THE PREMISES, EXTERIOR AREA, BUILDING, LAND OR PROJECT; AND TENANT HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE DISCLAIMED WARRANTIES. (b) Landlord shall deliver exclusive possession of the Premises to Tenant on the Early Entry Date with the Premises vacant, broom clean, and otherwise in the condition required by this Lease, except that completion of installation of the Landlord HVAC Work by Landlord will occur after the Early Entry Date (collectively, the “Delivery Condition”). Furthermore, Landlord represents and warrants to Tenant that: (i) Landlord will deliver the Premises and Exterior Area, including without limitation all Building systems serving the Premises (including mechanical, electrical, plumbing, HVAC, life safety systems and any other Building systems) in good working order and, to Landlord’s actual knowledge as of the Effective Date, with the Premises, Exterior Area and Project in compliance with all Laws, (ii) the Premises and Exterior Area are not subject to any rights of first refusal, rights of first offer, options or other preferential rights to lease or occupy, (iii) Landlord is not in default under any mortgage or deed of trust filed against the Premises, Exterior Area and/or Project; and (iv) Landlord has received no written notice and has no actual knowledge that the Premises and Exterior Area are subject to any pending litigation or government investigation. 7.2. Tenant Maintenance Obligations. Tenant shall promptly notify Landlord of any damage to the Premises or Exterior Area, regardless of the cause of damage. Except for any damage resulting from (i) any grossly negligent or willful wrongful act of Landlord or its employees, contractors or agents, (ii) casualty (except to the extent made Tenant’s responsibility under Section 4.2(d)) or condemnation, and/or (iii) reasonable wear and tear, and subject to warranties and Landlord’s obligations under this Lease, including without limitation as provided in Sections 2.10, 7.4(b) and 7.5 hereof, Tenant shall, at its sole cost and expense, keep the non-structural, interior portions of the Premises and any Signage (hereafter defined) in good repair and condition, including but not limited to all plumbing, mechanical, electrical, life safety, and heating ventilating and air conditioning systems and equipment (“HVAC System”) located

14 therein and exclusively serving the Premises, and shall promptly and adequately perform the tasks identified as Tenant’s “Management Responsibility” in Exhibit D and all other maintenance, repairs and replacements to the interior, non- structural portions of the Premises, including replacing or repairing all damaged or broken glass, fixtures and appurtenances, subject to Article 12. Landlord may, but shall have no obligation to, make any or all repairs and replacements which are Tenant’s obligations under this Section 7.2 on Tenant’s behalf at Tenant’s sole cost if Tenant fails to make such repairs or replacements or, upon Tenant’s request, perform any such repairs and replacements at Tenant’s sole cost. In either case, Tenant shall pay the reasonable, out-of-pocket cost thereof within 30 days of demand (which shall be accompanied by reasonable backup documentation of such costs) together with any taxes thereon. In addition, the maintenance, repair and replacement of all dock equipment serving the Premises or Exterior Area (with Landlord performing the necessary work) may be included in Expenses. If any portion of the Premises or Exterior Area that Tenant is obligated to maintain or repair is damaged by the gross negligence or willful misconduct of Landlord, any other Landlord Party or any of their respective agents, or employees, then repairs necessitated by such damage shall be paid for directly by Landlord together with any taxes thereon subject to the waiver of subrogation in Section 21.1. If in the Landlord’s sole discretion, the Tenant is not adequately, completely and/or timely performing its maintenance obligations, then the Landlord retains the right, upon thirty (30) days prior written notice to Tenant (except in the event of an emergency) to take over any and all Tenant maintenance responsibilities and bill the reasonable, out of pocket costs of such responsibility to the Tenant directly. A summary of the parties’ respective maintenance, repair and replacement obligations is set forth in Exhibit D hereto. Notwithstanding anything to the contrary, if any maintenance, repair or replacement costs pursuant to this Section 7.2 would typically be capitalized under GAAP, and the need for such maintenance, repair or replacement was not caused or materially contributed to by Tenant’s misuse of or failure to properly maintain the item in question, Landlord shall perform such capital maintenance, repair or replacement and the cost thereof shall be amortized over the useful life of such improvement in accordance with GAAP, and Tenant shall pay Landlord at the same time Base Rent is due, the amortized amount each month after such maintenance is completed until the first to occur of (i) the expiration or termination of the Term, or (ii) the end of the term over which such costs were amortized. 7.3. Other Compliance. Tenant shall, at its sole cost and expense, comply with (i) all applicable Laws with respect to Tenant’s Permitted Use of the Premises and Exterior Area, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any applicable Law which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, (ii) the requirements of all rules, orders and regulations of the National Board of Fire Underwriters in connection with the prevention of fire or the correction of hazardous conditions, which apply to Tenant’s Permitted Use of the Premises and Exterior Area, and (iii) the requirement of all policies of public liability, fire and other insurance which at any time during the Term may be in force with respect to Tenant’s Permitted Use of the Premises and Exterior Area. If a rebate becomes available for the Building as a result of “green” or energy efficient building systems, Tenant shall reasonably cooperate (at no out of pocket cost to Tenant) with Landlord to obtain such rebates. 7.4. HVAC and Other Building Systems. (a) With respect to the HVAC System and all other building systems exclusively serving the Premises or Exterior Area (including any controls and related connections) installed by Landlord, Tenant shall maintain the service contracts with Landlord-approved contractors on all such systems (other than as provided in Section 7.4(b) below) pursuant to which such systems shall be inspected and properly maintained by outside service providers on a regular basis during the Term hereof. The cost of such service contracts that are to be maintained by Tenant as provided by above shall be paid directly by Tenant and Tenant shall, within 30 days of written request, provide Landlord with copies of such contracts. Tenant shall operate the HVAC systems and all other building systems in a proper manner and in compliance with all manufacturers’ recommendations. (b) Landlord shall be responsible for the maintenance, repair and replacement of the portion of the HVAC System and other building systems (including service contracts) which do not exclusively serve the Premises and Exterior Area, and the cost of such maintenance, repair or replacement may be included as a component of Expenses under Section 4.2(d) hereof. (c) Tenant shall, at its sole cost and expense, maintain, repair, replace and maintain service contracts on any heating ventilating and air conditioning systems and equipment serving the Premises or Exterior Area (including any controls and related connections) installed by Tenant. Tenant shall operate any Tenant-installed heating

15 ventilating and air conditioning systems and equipment in a proper manner and in compliance with all manufacturers’ recommendations. 7.5. Maintenance and Repair by Landlord. (a) Landlord shall maintain the Building and Project in a manner consistent with other similar projects in Mesa, Arizona. Landlord shall maintain and repair (i) all structural components of the Building, including those described in Exhibit D, item No. 33, (ii) the Common Areas and the Exterior Area; (iii) all utility lines to the point of entry to the Building; (iv) all Building Systems (except to the extent the same are Tenant’s express responsibility pursuant to Section 7.2, 7.4(a) and 7.4(c)); and (v) the tasks identified as Landlord’s “Management Responsibility” in Exhibit D, during the Term in good condition and repair, the cost of which shall be deemed to be part of Expenses. Notwithstanding anything to the contrary, Landlord at its sole cost and expense, shall be solely responsible for the repair of all structural defects in the Premises throughout the Term of the Lease except to the extent caused by the negligence or willful misconduct of Tenant, any other Tenant Party or any of their respective agents or employees, and except to the extent relating to Tenant’s Work or Alterations. Notwithstanding anything to the contrary, Landlord at its sole cost and expense, shall be solely responsible for and shall promptly repair of all latent defects in the Premises throughout the initial Term of the Lease (i.e., specifically excluding the Extended Term) except to the extent caused by the breach of this Lease by Tenant or the negligence or willful misconduct of Tenant, any other Tenant Party or any of their respective agents or employees, and except to the extent caused by Tenant’s Work or Tenant’s Alterations. Landlord will not be responsible for the repair of such latent defects unless Landlord receives written notice thereof from Tenant during the initial Term of the Lease. Landlord reserves the right to the exclusive use of the foundation of the Building. If any portion of the Premises or Exterior Area that Landlord is obligated to maintain or repair is damaged by the negligence of Tenant, any other Tenant Party or any of their respective agents, or employees, then repairs necessitated by such damage shall be paid for directly by Tenant together with any taxes thereon subject to the waiver of subrogation in Section 21.1. In connection with the foregoing, Landlord has heretofore received certain warranties (including a roof warranty) for the Building, which Landlord will, to the extent applicable, utilize in connection with its maintenance obligations under this Lease. ARTICLE 8. RETURN OF PREMISES 8.1. Surrender of Possession. At the expiration of the Term or the termination of this Lease or Tenant’s right to possess the Premises, Tenant shall (a) deliver to Landlord the Premises and Exterior Area in the same condition as the Premises was originally delivered to Tenant on the Commencement Date (except that, other than any Tenant Work specifically described in Exhibit I attached hereto), all Tenant Work and Alterations (unless otherwise agreed by Landlord in writing at the time Landlord approves the Alterations) shall be removed whether installed before or after the Commencement Date), with all improvements located thereon in as good condition and repair as when delivered, reasonable wear and tear (subject, however, to Tenant’s maintenance obligations), Landlord’s maintenance obligations and damage from casualty and condemnation which Landlord is required to repair excepted, in broom clean condition free of refuse and garbage, with all HVAC systems (whether Landlord- or Tenant-installed, except for lab-specific HVAC systems that Tenant shall remove) and hot water equipment, all refrigeration and cooling systems, light and light fixtures (including ballasts), and overhead doors and related equipment in good working order, together with all maintenance records pertaining to any of the foregoing required to be maintained by Tenant, (b) deliver to Landlord all keys to the Premises and Exterior Area, (c) remove all signage placed on the Premises, Exterior Area, the Building, or the Land by or at the request of Tenant or any other Tenant Party, and (d) schedule a walkthrough of the Premises and Exterior Area with Landlord during the last thirty (30) days of the Term. All fixtures, alterations, additions, and improvements (whether temporary or permanent) other than Tenant’s Property shall be Landlord’s property and shall remain on the Premises and Exterior Area except as provided in the next two (2) sentences. Tenant shall remove all trade fixtures, furniture, inventory, equipment and personal property (collectively, “Tenant’s Property”) placed in the Premises or Exterior Area by Tenant or at the direction of Tenant or any other Tenant Party by the expiration or termination of the Lease. Additionally, unless otherwise agreed by Landlord in writing at the time Landlord approves Tenant’s Work or Alterations or set forth on Exhibit I, Tenant shall remove all Tenant’s Work (including, without limitation, any labs or pharmacies) and Alterations (including, without limitation, Permitted Alterations but excluding any EV charging stations installed by Tenant) by the expiration or earlier termination of this Lease. All items so required to be removed which are not so removed shall, at the option of Landlord, be deemed abandoned by Tenant and may be

16 appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice or liability to Tenant and without any obligation to account for such items and Tenant shall pay for the reasonable, out-of-pocket costs incurred by Landlord in connection therewith together with any taxes thereon. Without limiting the generality of the foregoing, Tenant shall take all steps reasonably requested by Landlord to permanently remove and abate all odor (for example, from tires) and stains in and about the Premises or Exterior Area resulting from Tenant’s use thereof except for reasonable wear and tear. All work required of Tenant under this Section 8.1 shall be done in a good and workmanlike manner, in accordance with all applicable Laws, and so as not to damage the Building, Exterior Area or the Premises. Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 8.1. No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. 8.2. Survival. All obligations of Tenant under this Article 8 shall survive the expiration of the Term or sooner termination of this Lease. ARTICLE 9. HOLDING OVER Tenant shall pay Landlord for each day Tenant or any Tenant Party retains possession of the Premises or Exterior Area or any part thereof, after the expiration or termination of this Lease, an amount which is one hundred fifty percent (150%) of the amount of Base Rent (based on the rate of Base Rent on a per diem basis for the period immediately prior to the period in which such possession occurs) plus one hundred percent (100%) of Expenses, calculated as though such period were within the Term together with any taxes thereon. Tenant shall also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. Nothing contained in this Article 9 shall be construed or operate as a waiver of Landlord’s right of re-entry or any other right or remedy of Landlord. Additionally, Tenant shall defend, indemnify and hold harmless Landlord from any damage, consequential as well as direct, liability and expense (including reasonable attorneys’ fees and expenses) incurred because of such holding over, which obligation shall survive termination or expiration of this Lease. No payments of money by Tenant to Landlord after the Term shall reinstate, continue or extend the Term and no extension of this Term shall be valid unless it is in writing and signed by Landlord and Tenant. ARTICLE 10. RULES AND REGULATIONS Tenant agrees for itself and the other Tenant Parties and their respective employees, agents, contractors, invitees and licensees, to comply with the Rules (as they may be modified or supplemented by Landlord pursuant to Section 11.1(f) of this Lease). ARTICLE 11. RIGHTS RESERVED TO LANDLORD 11.1. Rights Reserved to Landlord. Landlord reserves the following rights (collectively, “Reserved Rights”), provided that Landlord shall exercise such rights so as to not materially interfere with Tenant’s use of, or access to, the Premises: (a) To install and maintain signs on the exterior of the Building and the Project. (b) To prescribe the location and style of the suite number and identification sign or lettering for the Premises, excluding any interior signage or lettering. (c) To rezone the Premises so long as such rezoning does not impair Tenant’s rights under this Lease or increase Tenant’s obligations. Landlord will keep Tenant apprised of any rezoning efforts. (d) To grant additional easements and licenses over and across the Land, including the Exterior Area, and to amend, modify and terminate any recorded documents affecting the Premises (any easements, licenses, covenants, conditions and restrictions, reciprocal easement agreements, operating agreements,

17 association documents and/or recorded documents are collectively referred to herein as “Matters of Record”); provided, however, that except as required by applicable Law, Tenant’s obligation to comply with Matters of Record recorded after the date of this Lease shall be subject to Tenant’s prior consent, which shall not be unreasonably withheld, conditioned or delayed unless the same would materially adversely affect Tenant’s use and occupancy of the Premises or Exterior Area, access thereto, or rights under this Lease. Further, Tenant shall not be bound by any such future Matters of Record until such time as a copy of the same have been provided to Tenant. (e) To enter the Premises or Exterior Area at reasonable times upon 24 hours advance notice given via email in accordance with Section 6.3 (except in the event of an emergency, when no time restrictions or requirements for notice shall apply), for the purpose of inspecting the same, for the purpose of showing the same to prospective or current lenders, investors, or purchasers (and during the last nine (9) months of the Term, to prospective tenants) and to otherwise prepare the Premises or Exterior Area for occupancy at any time after Tenant vacates or abandons the Premises or Exterior Area while failing to pay Rent beyond the applicable notice and cure period. Except in the event of an emergency, as a condition to entry upon the Premises or Exterior Area for any reason under this Lease: (1) Tenant shall have the right to request that Landlord first enter into an NDA in the form attached hereto as Exhibit J-1at no cost to Landlord; (2) Tenant shall have the right to make a direct request to any contractor, subcontractor or vendor of Landlord for said contractor, subcontractor or vendor to execute an NDA with Tenant prior to entry substantially in the form attached hereto as Exhibit J-2 (each, an “NDA”); and (3) unless subject to a similar duty of confidentiality (under a separate agreement or as a term of their employment), Tenant shall have the right to make a direct request to the individual agents and employees of Landlord’s contractors, subcontractors and vendors for each of them to execute an NDA with Tenant prior to entry. The parties acknowledge and agree that in no event shall the preceding sentence apply to restrict any governmental authorities and/or municipal employees (including, without limitation, firefighters and police officers) from accessing the Premises or Exterior Area. For clarification purposes, in any event, Tenant acknowledges and agrees that Landlord shall not be responsible for requesting or ensuring that Landlord’s contractors, subcontractors or vendors (or any of their individual employees or agents) enter into an NDA, nor shall Landlord be responsible for or have any liability with respect to any breach of an NDA entered into by Landlord’s contractors, subcontractors or vendors (or any of their agents or employees). All costs and delays arising out Tenant’s requirement for an NDA shall be paid or borne by Tenant. Notwithstanding anything to the contrary in this Lease, Tenant represents and warrants to Landlord that Tenant operates in a highly regulated industry that places conditions and limits on non-employee access to the entire Premises (the “Restricted Access Area”), which include background checks on vendors serving the Restricted Access Area and installation of an independent security system for the Restricted Access Area. Accordingly, Landlord agrees that from and after the Commencement Date, Tenant shall have the right to have a representative employed by Tenant accompany Landlord and its agents to gain entry to the Restricted Access Area for the purposes of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Restricted Access Area as Landlord may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Restricted Access Area, and the representative shall remain present at all times while the Landlord or the Landlord’s agents are present therein. Tenant shall have a representative available to Landlord 24 hours a day, 7 days a week, to provide access to Landlord in an emergency, including being accompanied by the representative if necessary; however, Landlord shall be entitled to enter the Restricted Access Area without Tenant’s representative present in an emergency that threatens material harm to persons or property. Tenant shall reimburse Landlord (within thirty (30) days after receiving Landlord’s invoice therefor together with reasonable supporting documentation) for any cost incurred by Landlord to comply with the restrictions imposed on Landlord by the terms of this Section 11.1(e) including, without limitation: costs of background checks; costs (including reasonable legal fees) to negotiate contracts and facilitate background checks with service providers necessary to comply herewith; premiums charged by vendors to comply with the restrictions; increased cost of engaging vendors that comply with these restrictions over the lower cost of similar vendors that do not; costs arising from delays in Landlord gaining access to the Premises or Exterior Area; and any other cost that Landlord would not reasonably be expected to incur but for the restriction set forth in this Section 11.1(e). In connection with any entry into the Premises or Exterior Area by Landlord or its agents, employees or contractors, such party shall use commercially reasonable efforts not to interfere with Tenant’s business operations (at no additional cost to Landlord and without diminishing under of Landlord rights under this Lease), Landlord shall promptly repair any damage caused to the Premises or Exterior Area by Landlord during such entry, and all such parties shall

18 comply with Tenant’s reasonable safety restrictions which have been provided by Tenant to Landlord in writing and in advance. (f) From time to time with at least 30 days prior written notice to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the Rules, for the protection and welfare of the Building and its tenants and occupants, as Landlord may reasonably determine, including but not limited to reasonable rules relating to the use of the parking areas, provided that such addition, amendment or modification does not unreasonably diminish or otherwise materially affect or interfere with Tenant’s rights under this Lease, or its occupancy or the operation of its business in the Premises or Exterior Area, or materially increase Tenant’s obligations under this Lease. (g) Provided that Tenant’s use and enjoyment of the Premises and Exterior Area are not materially or adversely affected and that Tenant’s reasonable access (including, but not limited to truck access) to the Premises and Exterior Area shall remain fully available to Tenant, to rearrange, relocate, enlarge, reduce or change corridors, exits, entrances in or to the Building, Exterior Area and the Premises and make repairs, alterations, additions and improvements in or to the Premises or Exterior Area or any part thereof, and any adjacent land, street or alley which Landlord is required or permitted to make pursuant to this Lease. (h) Provided that Tenant’s use and enjoyment of the Premises, Exterior Area and parking areas are not materially or adversely affected and that Tenant’s reasonable access (including, but not limited to truck access) to the Premises, Exterior Area and parking areas shall remain fully available to Tenant, to rearrange, relocate, enlarge, reduce or change the Common Areas and make repairs, alterations, additions and improvements in or to the Common Areas or any part thereof, and any adjacent land, street or alley. (i) To post traffic control signs and devices, and to designate and control traffic patterns within the Project. Notwithstanding anything herein to the contrary, Landlord shall be permitted to exercise Landlord’s Reserved Rights only if: (i) Tenant’s use and enjoyment of the Premises and Exterior Area, access thereto, or services or facilities furnished or available to the Premises and Exterior Area are not materially and adversely affected, (ii) Landlord shall not reduce Tenant’s usable space of the Premises and Exterior Area; and (iii) Tenant’s obligations under the Lease will not be materially increased and Tenant’s rights under the Lease will not be materially decreased. 11.2. Roof and Common Areas. Tenant shall have no access to the roof of the Building without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. To the extent not otherwise inconsistent with the terms of this Lease, Landlord retains the sole, unrestricted, and exclusive right to use the roof of the Building and the Common Areas for such purposes as it may determine in its reasonable discretion provided the same does not adversely affect Tenant’s use and occupancy of the Premises or any access thereto. The foregoing shall include but shall not be limited to the right to install and maintain renewable energy systems on the roof of the Building or in the Common Areas, specifically including solar panels and wind or geothermal turbines, provided that the installation and maintenance of any such systems do not materially adversely interfere with Tenant’s use and occupancy of the Premises, any access thereto, or any Tenant’s rights under this Lease. In the event of such installation, at Tenant’s option, Tenant shall have the right to purchase its energy from such sources to the extent permitted by applicable Law and Tenant is charged competitive rates for such energy. To the extent Tenant requires any installations or work performed on the roof of the Building (including but not limited to installation of telecommunications equipment or an HVAC System) subject to Landlord’s consent as provided above, Tenant shall use a roofing contractor approved by Landlord, at Tenant’s sole cost and expense, to avoid activities that may invalidate the Building’s roof warranty. ARTICLE 12. ALTERATIONS Tenant shall not, without the prior written consent of Landlord in each instance, make any alterations, additions or improvements to the Premises or Exterior Area (collectively, “Alterations”). For avoidance of doubt, Tenant’s Work does not constitute an Alteration. Landlord’s consent hereunder shall not be unreasonably withheld, conditioned or delayed so long as such alterations, additions or improvements do not materially or adversely affect the Building structure or systems. If Landlord reasonably disapproves of any proposed Alterations, Landlord shall respond, in

19 writing, stating the grounds for such disapproval, within ten (10) days after receipt of Tenant’s request for approval of the proposed Alterations, unless Landlord requests additional information concerning the proposed Alterations, in which case such ten-day period shall commence only once that information is received by Landlord. If Landlord fails to respond with its approval or disapproval within ten (10) days after receipt of Tenant’s request, then Tenant may provide to Landlord a second written request with respect to such approval which written notice must state in bold and all caps “FAILURE TO RESPOND TO THIS WRITTEN NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER DELIVERY HEREOF IN ACCORDANCE WITH THE LEASE SHALL CONSTITUTE APPROVAL OF TENANT’S ALTERATIONS.” If Landlord fails to respond within a five (5) business day period following the receipt of Tenant’s second written request therefor, Tenant’s Alteration for which Tenant requested Landlord’s approval shall: (1) in the case of non-structural Alterations, be deemed approved by Landlord; and (2) in the case of structural alterations, be deemed disapproved by Landlord. If Landlord consents to such Alterations, prior to commencement of such work, Tenant shall furnish to Landlord for its prior approval, which approval shall not be unreasonably withheld, conditioned or delayed: (a) plans and specifications, (b) names and addresses of general contractor, and (c) all necessary permits and licenses. In the event Tenant requests Landlord to manage performance of Alterations, Landlord may at its election provide such management and charge a 3% project management fee on the hard costs of such Alterations (together with any taxes thereon) for any Alterations costing more than $100,000 and which requires a permit or approval under applicable Law. All Alterations shall be installed in a good, workmanlike manner and only new or like-new materials shall be used. Subject to this Article 12, Tenant shall have the right to install EV charging stations in the Exterior Area, at Tenant’s sole cost and expense; provided, however, Landlord shall reasonably cooperate with Tenant, at no cost to Landlord, in the event Tenant elects to install EV charging stations. All EV charging stations shall be for the exclusive use of Tenant during the term of the Lease. Tenant further agrees to indemnify, defend and hold Landlord and the other Landlord Parties harmless from and against any and all liabilities of every kind and description which actually arise out of Tenant’s performance of said Alterations, except to the extent arising from the gross negligence or willful misconduct of Landlord, its agents, employees or contractors. Promptly after completing any Alterations, Tenant shall furnish Landlord with contractors’ affidavits in form required by law, and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations shall comply with all insurance requirements under this Lease and with all applicable Law. Notwithstanding anything to the contrary, Tenant shall be permitted to make and perform Alterations without Landlord’s prior consent (but with prior notification to Landlord at which time Landlord may require removal upon the expiration or earlier termination of this Lease), to the extent that such Alterations (a) are solely cosmetic in nature and are not visible from the exterior of the Building, (b) do not adversely affect the structural portions of the Building or the Building systems, (c) do not require a building permit, and (d) are performed in compliance with all applicable laws (the “Permitted Alterations”). Any increase in Taxes, insurance premiums or other costs attributed to Alterations, whether Permitted Alteration or otherwise, shall be paid solely by Tenant. Notwithstanding the foregoing, Tenant is not required to notify Landlord of Permitted Alterations that cost less than $100,000 in the aggregate. During the Term, as Tenant Work or Alterations, Tenant may install and construct the following improvements in the Exterior Area (collectively, the “Contemplated Alterations”): (1) EV charging stations (to be used exclusively by Tenant) (the “EV Chargers”); (2) an employee break area; and/or (3) above ground storage tank facilities having up to 5,000 gallons of capacity for storage of ethyl alcohol (“Storage Tanks”). The Contemplated Alterations, excluding the Storage Tanks are approved by Landlord pursuant to this Lease, subject to Landlord’s review and approval of plans and specifications, which approval shall not be unreasonably withheld, conditioned or delayed. The installation of the Storage Tanks is approved by Landlord, subject to the conditions provided in this paragraph. Notwithstanding anything to the contrary in this Lease, in connection with any request for Landlord to approve Tenant’s installation of the Storage Tanks, Tenant hereby agrees that, in addition to the obligations set forth in this Article 12,concurrently with the plans and specifications for the Storage Tanks, Tenant shall provide Landlord with Tenant’s containment, response and management plans for the Storage Tanks in the event of potential spills (including any SPCC plan, if applicable), all of which shall be subject to Landlord’s review and approval, not to be unreasonably withheld, delayed or conditioned. Landlord hereby confirms that it has received approval of Landlord’s mortgagee to the installation of the Storage Tanks in accordance with this paragraph, subject to mortgagee’s review and approval of plans and specifications. With respect to the Contemplated Alterations, the parties hereby acknowledge and agree that: (A) Tenant shall construct, install, maintain, repair, replace and operate the Contemplated Alterations at Tenant’s sole cost and expense (subject to application of available Allowance, if the Contemplated Alterations are installed as part of Tenant’s Work); and (B) upon the expiration or earlier termination of the Term, Tenant shall (at its sole cost and expense) remove the Storage Tanks (unless Landlord agrees otherwise in writing) and restore the Exterior Area to the condition that existed prior to the Early Entry Date). For the avoidance of doubt, subject to the terms and conditions set forth in Section 8.1, Tenant

20 shall not be required to remove and restore the EV Chargers (or the employee break area) at the expiration or earlier termination of the Term; provided, however, the EV Chargers shall be good working order with all maintenance records delivered to Landlord. In addition, if Landlord approves the Storage Tanks, Tenant shall (at its sole cost and expense): (I) strictly comply with all applicable Laws regarding the installation, use, maintenance and removal of the Storage Tanks; (II) obtain and keep all permits and registrations current and provide Landlord with copies of all test results regarding such Storage Tanks (including, without limitation, tightness testing and release detection results), all submissions to and correspondence with any governmental agency regarding such tests, and provide copies of all plans for responding to releases from such Storage Tanks (including any and all SPCC plans); (III) pay any increase in Landlord’s insurance premiums resulting from the Storage Tanks; (IV) within twenty-four (24) hours, notify Landlord of any release or suspected release from such Storage Tanks and immediately commence remediation in accordance with Article 26 hereof; (V) be solely responsible for any damage caused as a result of such Storage Tanks; (VI) promptly pay any tax, license, or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Storage Tanks; (VII) comply with all precautions and safeguards required by any governmental authorities or otherwise requested by Landlord; (VIII) pay for all necessary repairs to, replacements to, or maintenance or such Storage Tanks; (IX) comply with all requests by Landlord for modification to any spill prevention, investigation or remediation plan, and in connection with any investigation or remediation, allow Landlord to conduct its own testing and provide Landlord with split samples; and (X) remove the Storage Tanks upon the expiration or sooner termination of this Lease or upon the imposition of any governmental law or regulation which may require removal, and promptly repair any damage resulting from such removal. Tenant’s aforementioned obligations with respect to any such Storage Tanks shall survive the expiration or earlier termination of this Lease. ARTICLE 13. ASSIGNMENT AND SUBLETTING 13.1. Assignment and Subletting. Except as otherwise provided in this Lease, Tenant shall not, without the prior written consent of Landlord (as described in Section 13.5 below), in each instance, (a) sublet all or any part of the Premises or Exterior Area or assign, transfer, mortgage, pledge, hypothecate or encumber or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it, (b) allow to exist or occur any transfer of or lien upon this Lease or Tenant’s interest herein by operation of law, (c) permit the use or occupancy of the Premises or Exterior Area or any part thereof by any person or party other than Tenant (including, without limitation, its employees, agents, contractors and invitees) or for any purpose not provided for under Article 5 of this Lease or otherwise agreed to by Landlord, or (d) permit the transfer of any direct or indirect ownership interest in Tenant (including by operation of law) so as to result in a change in the current control of Tenant. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings. For purposes of this Article 13 “control,” or “controlled” or “controlling” shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity. Notwithstanding anything to the contrary, the transfer of the stock or membership interest in Tenant shall not be deemed a transfer or assignment for purposes of this Lease or subject to this Article 13) as long as such transfer is made in conjunction with a bona fide capitalization, recapitalization, or other financing of the Tenant or a bona fide sale of shares not designed to effect an assignment of this Lease without the Landlord’s consent. Furthermore, no issuing of stock of Tenant or a Tenant Affiliate in a public offering or sale on a public stock exchange of Tenant’s stock shall be deemed to be a transfer or assignment for purposes of this Lease or subject to the terms and conditions of this Article 13. 13.2. Permitted Transfer. Notwithstanding anything to the contrary contained in this Article 13, Tenant shall have the right, without the prior written consent of Landlord, to assign this Lease or to sublease all or any portion of the Premises or Exterior Area to the following (each, “Permitted Transfer”): (a) an entity which is controlled by, controls, or is under common control with, Tenant (a “Tenant Affiliate”), (b) any successor entity to Tenant by way of merger, consolidation or corporate reorganization, or (c) an entity which acquires all or substantially all of Tenant’s assets or stock (collectively, “Permitted Transferees” and each, a “Permitted Transferee”). No assignment, subletting, or other transfer (including, without limitation, a transfer to an Affiliate) shall operate to relieve the transferring Tenant from any covenant or obligation hereunder and the transferring Tenant shall, be and remain fully and primarily liable hereunder unless otherwise released by Landlord at the time of the assignment, subletting or other transfer and shall be subject to all terms and conditions of this Lease, including, without limitation, Section 29.29 below.

21 Subtenants shall not be subject to the covenant to pay Rent. Except in the case of a Permitted Transfer, Tenant shall pay as Rent, within thirty (30) days following written request therefor, all of Landlord’s reasonable, third party attorney’s fees, incurred in connection with any review of an assignment, subletting, or transfer made or requested by Tenant together with any taxes thereon; provided such fees shall not exceed Five Thousand 00/100 Dollars ($5,000) for any proposed or actual assignment, subletting or transfer. 13.3. Tenant to Remain Obligated. Consent by Landlord to any assignment, subletting, or transfer shall not operate to relieve Tenant from any covenant or obligation hereunder. 13.4. Tenant’s Notice; Landlord’s Right to Terminate. Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than thirty (30) days after the date of Tenant’s notice) to assign this Lease or sublet all or any portion of the Premises or Exterior Area, or otherwise engage in a transaction that requires Landlord’s consent as provided in Section 13.1 above. Except in the case of a Permitted Transfer, if Tenant requests Landlord’s consent to an assignment of this Lease or a sublease of the entire Premises for the remainder of the Term, Landlord shall have the right, to be exercised by giving written notice to Tenant within fifteen (15) days after receipt to Tenant’s notice, to recapture the space described in Tenant’s notice and such recapture notice shall, if given, terminate this Lease with respect to the Premises as of the date stated in Tenant’s notice. Tenant’s notice shall (a) state the name and address of the proposed subtenant or assignee, (b) include a true and complete copy of the proposed sublease or assignment and (c) include sufficient information to permit Landlord to determine the creditworthiness of the proposed subtenant or assignee. If Landlord shall give the aforesaid recapture notice with respect thereto, Tenant may rescind its notice of intention to sublease or assign, by giving Landlord notice of such rescission within five (5) business days after receipt of Landlord’s notice of intent to recapture, whereupon Tenant’s notice to sublease or assign shall be null and void. If Tenant does not so rescind its notice, the Term of this Lease shall expire and end on the date stated in Tenant’s notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If Tenant seeks to engage in an assignment or sublease which would permit Landlord to exercise the recapture right under this Section 13.4, Tenant may notify Landlord of its desire to accomplish such transfer and may request that Landlord exercise or waive the recapture right. Within fifteen (15) days after receipt of such notice, Landlord shall notify Tenant either that Landlord will exercise the recapture right, and terminate this Lease with respect to the Premises subject to the proposed assignment or sublease as of the estimated effective date, or that Landlord waives the recapture right. Should Landlord fail to give such notice, Landlord shall be deemed to have waived the recapture right if the proposed assignment or sublease is consummated within two hundred seventy (270) days. 13.5. Landlord’s Consent. If Landlord, upon receiving Tenant’s notice with respect to any such space requiring Landlord’s consent, shall not exercise its right to recapture the Premises as provided in Section 13.4 above, Landlord will not unreasonably withhold, condition or delay its consent to Tenant’s assignment of this Lease or subletting the space covered by its notice, as provided in Section 13.1 above, so long as Tenant provides Landlord with reasonable evidence that such proposed assignee or sublessee has sufficient assets to fulfill its obligations under the assignment or sublease, and any such assignee agrees to comply with all terms and conditions of this Lease, including, without limitation, Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws and Section 29.32 hereof. No consent by Landlord to any assignment or sublease shall be deemed to be a consent to any subsequent assignment or sublease. 13.6. Profits. If Tenant, having first obtained Landlord’s consent to any sublease or assignment shall assign this Lease or sublet the Premises or Exterior Area, or any part thereof, at a rental or for other consideration with respect to the leasehold estate in excess of the Rent or pro rata portion thereof due and payable by Tenant under this Lease, then Tenant shall pay to Landlord as additional rent fifty percent (50%) of any such excess rent or other monetary consideration (after deducting therefrom the costs related to such sublease or assignment, including the reasonable and customary leasing commissions, marketing expenses, rent concessions, tenant improvement allowances, costs of alterations, costs paid to Landlord in obtaining Landlord’s consent to the assignment or sublease, and legal costs actually incurred by Tenant in connection with such sublease or assignment), within thirty (30) days after receipt of rent or other such consideration under any such assignment or sublease; it being specifically acknowledged, understood and agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall assign this Lease or sublet the Premises or Exterior Area or any part thereof at a rental less than that provided for herein. This Section 13.6 shall not apply to Permitted Transfer. 13.7. Permitted Occupancy by Others. Tenant shall have the right, from time to time, to allow one or more persons or entities with whom Tenant has a business relationship (“Business Affiliates”) to occupy the Premises

22 and/or Exterior Area on a shared basis with Tenant, subject to the following terms and conditions: (a) at least ten (10) business days before a Business Affiliate takes occupancy, Tenant shall provide Landlord with the name and address of such Business Affiliate; (b) Tenant shall exercise a reasonable degree of supervision over all activity occurring in the Premises and Exterior Area; (c) all acts and omissions of Business Affiliates occurring in, on or about the Premises, Exterior Area and the Project shall be imputed to Tenant for purposes of this Lease; (d) Tenant’s occupancy arrangements with the Business Affiliates shall serve a legitimate business purpose and shall not, whether in a single transaction or in a series of transactions, be entered into as a subterfuge to avoid the obligations and restrictions relating to Transfers set forth in this Article 13; and (e) all of Tenant’s insurance must provide the same coverages with respect to the acts and omissions of Business Affiliates as are provided with respect to the acts and omissions of Tenant. Business Affiliates shall have no rights under this Lease. ARTICLE 14. WAIVER OF CERTAIN CLAIMS; INDEMNITY 14.1. Waiver of Certain Claims; Indemnity by Tenant. TO THE MAXIMUM EXTENT NOT EXPRESSLY PROHIBITED BY LAW, TENANT HEREBY RELEASES LANDLORD, THE OTHER LANDLORD PARTIES, AND THEIR RESPECTIVE AGENTS, SERVANTS, AND EMPLOYEES FROM, AND WAIVES ALL CLAIMS FOR DAMAGES OR INJURY TO PERSON OR PROPERTY SUSTAINED BY TENANT, ANY OTHER TENANT PARTY, OR BY ANY OCCUPANT OF THE PREMISES, EXTERIOR AREA, THE BUILDING OR THE PROJECT, OR BY ANY OTHER PERSON, RESULTING DIRECTLY OR INDIRECTLY FROM FIRE OR OTHER CASUALTY, CAUSE OR ANY EXISTING OR FUTURE CONDITION, DEFECT, MATTER OR THING IN OR ABOUT THE PREMISES, EXTERIOR AREA, THE BUILDING, THE PROJECT OR ANY PART OF IT, OR FROM ANY EQUIPMENT OR APPURTENANCE THEREIN, OR FROM ANY ACCIDENT IN OR ABOUT THE PREMISES, EXTERIOR AREA, THE BUILDING OR THE PROJECT, OR FROM ANY ACT OR NEGLECT OF ANY TENANT, OTHER TENANT PARTY, LANDLORD OR ANY OTHER LANDLORD PARTY, OR OTHER OCCUPANT OR INVITEE OF THE PREMISES, EXTERIOR AREA, THE BUILDING OR THE PROJECT, EXCEPTING ONLY THAT IF SUCH DAMAGE OR INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS AGENTS, SERVANTS, OR EMPLOYEES, SUBJECT TO THE WAIVER OF SUBROGATION IN SECTION 21.1. 14.2. Damage to Premises or Building. If any damage to the Premises, Exterior Area, Building or the Project or any equipment or appurtenance therein belonging to Landlord results from any act or neglect of Tenant or any other Tenant Party or their respective employees, agents, contractors, licensees or invitees, Tenant shall be liable therefor and Landlord may at its option repair such damage and Tenant shall within thirty (30) days following written demand by Landlord together with reasonable back-up documentation reimburse Landlord for all costs of such repairs and damages incurred by Landlord (including deductible) in excess of amounts, if any, paid to Landlord under insurance covering such damage. 14.3. Indemnification. Except to the extent arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors and subject to the waiver of subrogation set forth in Section 21.1, Tenant will indemnify, defend and hold harmless Landlord, its agents, mortgagees, ground lessors and property and asset managers, and all of their respective officers, directors, managers, directors, beneficiaries, affiliates, shareholders, members, partners, employees, agents and contractors (including Landlord, each, a “Landlord Party” and collectively, the “Landlord Parties”) from and against any and all actions, suits, judgments, losses, damages, claims, demands, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) to the extent arising from or due to (a) any cause or matter, including injury and damage (subject to the waiver of subrogation in Section 21.1 to the extent insurance proceeds are actually received by Landlord), occurring in, on or about the Premises or Exterior Area during the Term of this Lease, (b) Tenant’s occupancy of or conduct of business from the Premises or Exterior Area, (c) the undertaking of any Tenant alterations or repairs, including Tenant’s Work, to the Premises or Exterior Area, (d) any acts, omissions or negligence of Tenant or any other Tenant Party or any person claiming by, through or under them, in or about the Premises, Exterior Area or Project, or (e) any breach, violation, non-performance or default in any obligation of Tenant under this Lease. Tenant will have the right and obligation to assume the defense of any claim covered by this indemnity on behalf of both itself and the Landlord Parties, and the Landlord Parties may not settle such claim without the consent of Tenant, provided (i) Tenant acknowledges to the Landlord Parties in writing that it is responsible for such claim under the terms of this Section 14.3 and (ii) the lawyers selected by Tenant to handle such defense are reasonably satisfactory to the Landlord Parties and such representation does not result in a conflict of interest for such

23 lawyers. Any Landlord Parties may participate in the defense of such claim at their own expense unless Tenant is not adequately representing such Landlord Parties in which case the reasonable expense of the Landlord Parties in defending against such claim will be paid by Tenant. Subject to the waiver of subrogation in Section 21.1, Landlord will indemnify, defend and hold harmless Tenant and its officers, directors, managers, affiliates, shareholders, members, partners, and employees (including Tenant, each, a “Tenant Indemnified Party” and collectively, the “Tenant Indemnified Parties”) from and against any and all actions, suits, judgments, losses, damages, claims, demands, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) asserted by third parties to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord Parties occurring on or about the Premises or Exterior Area. Any Tenant Indemnified Parties may participate in the defense of such claim at their own expense. The provisions of this Section 14 will survive the expiration or sooner termination of this Lease. 14.4. Exemption from Liability. Neither Landlord nor any Landlord Party shall be liable for any damage or injury to the persons, business (or any loss of income), goods, inventory, furnishings, fixtures, equipment, merchandise or other property of Tenant, any other Tenant Party, or their respective employees, invitees, customers or any other person in or about the Premises, Exterior Area or the Project, whether the damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or wind; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Premises, Exterior Area or the Project or upon other portions of any building of which the Premises is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building in the Project or any other person entering the Project. Neither Landlord nor any Landlord Party shall be liable for any damage or injury even though the cause of or the means of repairing the damage or injury are not accessible to Tenant. THE PROVISIONS OF THIS SECTION 14.4 SHALL INCLUDE ANY SUCH DAMAGE OR INJURY THAT MAY RESULT FROM THE NEGLIGENCE OR FAULT OF LANDLORD, ANY LANDLORD PARTY, OR THEIR RESPECTIVE SERVANTS, AGENTS OR EMPLOYEES, BUT SHALL NOT, HOWEVER, EXEMPT LANDLORD FROM LIABILITY FOR LANDLORD’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. 14.5. Consequential Damages. In no event shall Landlord or Tenant be liable to the other party for any consequential, incidental, indirect, exemplary, punitive, special or other non-direct damages whatsoever; provided, however, that the foregoing limitations shall not apply with respect to Tenant’s obligations concerning, arising under or with respect to Article 9 or Article 26. For clarification purposes, the parties hereby acknowledge and agree that, if a third party brings a claim for consequential damages against either party, any losses incurred by said party in connection therewith constitute said party’s actual damages are not barred or waived by the preceding sentence. No partner, shareholder, member, manager or employee of Landlord or Tenant, or their respective their respective officers, directors, managers, directors, beneficiaries, affiliates, shareholders, members and partners shall be personally liable for any deficiency or with respect to this Lease. ARTICLE 15. DAMAGE OR DESTRUCTION BY CASUALTY 15.1. Damage or Destruction by Casualty. If the Building shall be damaged by fire or other casualty, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration of such damage to be performed by Landlord (excluding any Tenant Work and Alterations) and shall by written notice (the “Restoration Notice”) advise Tenant of such estimate within sixty (60) days following the casualty. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed two hundred seventy (270) days from the date such damage occurred, then Landlord and Tenant each shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other concurrently with the Restoration Notice (with respect to Landlord’s termination right) at any time within thirty (30) days after Landlord gives Tenant the Restoration Notice (with respect to Tenant’s termination right). In addition, if the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if Landlord’s mortgagee does not make the proceeds available to Landlord to restore the Premises or Exterior Area, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under this Lease (or was required to maintain under this Lease), Landlord may terminate this Lease effective as of the date the damage occurred by written notice delivered to Tenant concurrently with, or within thirty (30) days after, the Restoration Notice. Unless this Lease is terminated as provided in this Article 15, Landlord shall proceed with reasonable promptness to repair and restore the Building (including restoring the Landlord’s Work to the condition that existed prior to the casualty) and Tenant shall pay to Landlord the applicable deductible (together with any taxes thereon), to the extent included in

24 Expenses, within thirty (30) days following written demand therefor. Notwithstanding anything to the contrary contained herein, (a) Landlord shall have no duty pursuant to this Section 15.1 to repair or restore any portion of the alterations, additions or improvements owned or made by Tenant or any other Tenant Party in the Premises or Exterior Area or any goods, furnishings, inventory, trade fixtures, equipment, merchandise, or other personal property of Tenant or any other Tenant Party or other person or party within the Premises or Exterior Area, (b) Tenant shall not have the right to terminate this Lease pursuant to this Section 15.1 if the damage or destruction was caused by the negligence or willful misconduct of Tenant or any other Tenant Party or any of their respective agents or employees, and (c) if any such damage rendering all or a substantial portion of the Building untenantable shall occur during the last one (1) year of the Term, Landlord and Tenant shall have the option to terminate this Lease by giving written notice to the other within sixty (60) days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such notice, and (d) if Landlord fails to complete repairs to the Premises within nine (9) months of the date of the casualty, then Tenant may (but shall not be obligated to) deliver written notice to Landlord at any time after such nine (9) month period and prior to Landlord’s completion of such repairs, and if such option is so exercised, this Lease shall terminate as of the date of such notice. 15.2. Abatement of Rent. In the event any such fire or casualty damage, renders the Premises untenantable and if this Lease shall not be terminated pursuant to the foregoing provisions of Section 15.1 by reason of such damage, Base Rent, Taxes and Expenses hereunder shall equitably abate for the period beginning with the date of such damage and ending with the date when Landlord tenders the Premises to Tenant with the restoration to be completed by Landlord substantially complete; provided, however, that if such fire or casualty damage was caused by the negligence or willful misconduct of Tenant or a Tenant Party and such negligence or willful misconduct causes Landlord not to receive its rental insurance proceeds, then Tenant shall not be entitled to such rent abatement. In the event of termination of this Lease pursuant to Section 15.1, Tenant shall pay the deductible or retention (together with any taxes thereon) to Landlord and Base Rent, Taxes and Expenses shall otherwise be apportioned on a per diem basis and be paid to the date of the fire or casualty. 15.3. The provisions of this Article 15 shall constitute Tenant’s sole and exclusive remedy in the event of damage or destruction to the Premises, Exterior Area or Project, and Tenant waives and releases all statutory rights and remedies in favor of Tenant in the event of damage or destruction, including without limitation those available under any law, ordinance or rule applicable to the Premises, Exterior Area or Project. ARTICLE 16. EMINENT DOMAIN If the entire Building or a substantial part thereof, or any part thereof which includes all or a substantial part of the Premises, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this Lease shall end upon and not before the earlier of the date when the possession of the part so taken shall be required for such use or purpose or the effective date of the taking (“Taking Date”) and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building or any access thereto, the taking of which would, (i) in Landlord’s reasonable opinion, prevent the appropriate and economical operation of the Building, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days’ prior notice; or (ii) in Tenant reasonable opinion, materially and adversely affect Tenant’s use and occupancy of the Premises, Tenant shall have the right to terminate this Lease upon not less than ninety (90) days’ prior notice. Base Rent and Additional Rent shall equitably abate as of the Taking Date. Tenant shall have no right to share in the condemnation award, whether for a total or partial taking for loss of Tenant’s leasehold or improvements or other loss or expenses, Tenant waiving all rights of Tenant with respect thereto. No provision of this Article 16 shall prevent Tenant from asserting its own separate claim for loss of leasehold improvements paid for by Tenant, moving expenses and other out-of-pocket expenses incurred by Tenant in connection with or arising out of such condemnation or taking so long as same does not diminish Landlord’s or Landlord’s mortgagee’s award. This Section shall be Tenant’s sole and exclusive remedy in the event of any taking and Tenant hereby waives any rights and the benefits of any law, rule, ordinance, or any other statute granting Tenant specific rights in the event of a Taking which are inconsistent with the provisions of this paragraph.

25 ARTICLE 17. DEFAULT 17.1. Events of Default. The occurrence of any one or more of the following matters constitutes a default by Tenant under this Lease (a “Default”): (a) Failure by Tenant to pay any Rent or any other monies required to be paid by Tenant under this Lease within five (5) business days after receipt of notice from Landlord that such Rent or other amount is overdue. (b) Failure by Tenant to cure, promptly after receipt of written notice from Landlord, any hazardous condition which Tenant has created in violation of law or this Lease; notwithstanding the foregoing, a default of the requirements in Article 26 shall be governed by any timeline set forth therein. (c) Failure by Tenant to observe or perform any other term, covenant, agreement, condition or provision of this Lease not otherwise expressly addressed in this Section 17.1, if such failure shall continue for thirty (30) days after written notice thereof from Landlord to Tenant, or such longer period of time reasonably necessary (not to exceed an additional ninety (90) days) provided Tenant has commenced curing the failure within such 30-day period and is diligently prosecuting such cure to completion. (d) The levy upon under execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest, which lien shall not be released or discharged within twenty-one (21) days from the date of such filing. (e) Tenant hereunder becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Tenant. (f) A trustee or receiver is appointed for Tenant, and is not permanently discharged within sixty (60) days after such appointment. (g) Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law, or similar law for the relief of debtors, are instituted (i) by Tenant, or (ii) against Tenant and are allowed against it or are consented to by it or are not permanently dismissed within sixty (60) days after such institution. (h) Tenant fails to maintain in full force and effect all of the insurance required hereunder. Any provision to the contrary in this Section 17.1 notwithstanding, except with respect to notices given pursuant to Section 17(c) above, Landlord shall not be required to give Tenant the notice and opportunity to cure provided in this Section 17.1 for the same category of non-performance by Tenant more than twice in any consecutive 12-month period, and thereafter Landlord may declare a Default without affording Tenant any of the notice and cure rights provided under this Lease. For example, if Landlord provides notice of non-payment pursuant to Section 17.1(a) above with respect to two separate instances of non-payment, Tenant would not be entitled to a third non-payment notice pursuant to Section 17.1(a) during that same 12-month period. However, if Landlord provides two such non-payment notices pursuant to Section 17.1(a), Tenant would be entitled to notice if the subsequent non-performance during that same 12-month period was instead subject to Section 17(b) above. 17.2. Rights and Remedies of Landlord. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised or not exercised without precluding the Landlord from exercising any other remedy provided in this Lease or otherwise allowed by law or in equity: (a) Termination of Lease. Landlord may terminate this Lease and Tenant’s right to possession of the Premises. If Tenant is in Default and has abandoned and vacated the Premises, the mere entry of the Premises by Landlord in order to perform acts of maintenance, cure defaults, preserve the Premises or to attempt to relet the Premises, or the appointment of a receiver in order to protect the Landlord’s interest under this

26 Lease, shall not be deemed a termination of Tenant’s right to possession or a termination of this Lease unless Landlord has notified Tenant in writing that this Lease is terminated. Notification of any default described in Section 17.1 of this Lease shall be in lieu of, and not in addition to, any notice required under any statute, rule or law with respect to notices of termination of this Lease. If Landlord terminates this Lease and Tenant’s right to possession of the Premises, Landlord may recover from Tenant: (1) The worth at the time of the award of unpaid rent which had been earned at the time of termination; plus (2) The worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (3) The worth at the time of the award of the amount by which the unpaid rent for the balance of the Term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (4) Any other amounts necessary to compensate the Landlord for all of the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including any reasonable legal expenses, brokers’ commissions or finders fees (in connection with reletting the Premises and Exterior Area and the pro-rata portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to the portion of the Lease Term, which is unexpired as of the date on which this Lease terminated), the costs of repairs, cleanup, refurbishing, removal and storage or disposal of Tenant’s personal property, equipment, fixtures and anything else that Tenant is required under this Lease to remove but does not remove (including those alterations which Tenant is required to remove pursuant to Section 8.1 of this Lease and Landlord actually removes), and any costs for alterations, additions and renovations incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises and Exterior Area. Tenant shall also reimburse Landlord for the pro-rata portion of leasehold improvement costs (including, without limitation, the Allowance) paid by Landlord to install leasehold improvements on the Premises and Exterior Area (including, without limitation, Improvements) which is applicable to that portion of the Lease Term including any terminated option periods which is unexpired as of the date on which this Lease terminated, discounted to present value. All computations of the “worth at the time of the award” of amounts recoverable by Landlord under (1) and (2) hereof shall be computed by allowing interest at the Default Rate. The “worth at the time of the award” recoverable by Landlord under (3) and the discount rate for purposes of determining any amounts recoverable under (4), if applicable, shall be computed by discounting the amount recoverable by Landlord at the discount rate of the Federal Reserve Bank, San Francisco, California, at the time of the award plus one percent (1%). Upon termination of this Lease, whether by lapse of time or otherwise, Tenant shall immediately vacate the Premises and Exterior Area and deliver possession to Landlord, and Landlord shall have the right to re-enter the Premises and Exterior Area. (b) Lease to Remain in Effect. Notwithstanding Landlord’s right to terminate this Lease, Landlord may, at its option, even though Tenant is in Default and abandoned the Premises, continue this Lease in full force and effect and not terminate Tenant’s right to possession, and enforce all of Landlord’s rights and remedies under this Lease. In such event, Landlord shall have the remedy described in Arizona Revised Statutes Section 33-341 et seq. (Landlord may continue the Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has a right to sublet or assign, subject only to reasonable limitations). Further, in such event Landlord shall be entitled to recover from Tenant all costs of maintenance and preservation of the Premises and Exterior Area, and all costs, including reasonable attorneys’ fees and receivers’ fees, incurred in connection with appointment of and performance by a receiver to protect the Premises or Exterior Area and Landlord’s interest under this Lease. No re-entry or taking possession of the Premises and Exterior Area by Landlord shall be construed as an election to terminate this Lease unless a notice (signed by a duly authorized representative of Landlord) of intention to terminate this Lease is given to Tenant.

27 (c) Self-Help Rights. Landlord shall have the right (but not the obligation) to take any reasonable actions required to cure Tenant’s Default, in which case, Tenant shall reimburse Landlord for the costs incurred by Landlord to effectuate the cure within thirty (30) days after Landlord provides Tenant with a written invoice therefor with reasonable backup documentation. (d) All Sums Collectible as Rent. All sums due and owing to Landlord by Tenant under this Lease shall be collectible by Landlord as rent. (e) No Surrender. No act or omission by Landlord or its agents after the Effective Date or during the Term shall be an acceptance of a surrender of the Premises or Exterior Area, and no agreement to accept a surrender of the Premises or Exterior Area shall be valid unless made in writing and signed by a duly authorized representative of Landlord. Landlord shall be entitled to a restraining order or injunction to prevent Tenant from defaulting under any of its obligations other than the payment of rent or other sums due hereunder. (f) Effect of Termination. Neither the termination of this Lease nor the exercise of any remedy under this Lease or otherwise available at law or in equity shall affect Landlord’s right of indemnification set forth in this Lease or otherwise available at law or in equity for any act or omission of Tenant, and all rights to indemnification and other obligations of Tenant intended to be performed after termination of this Lease shall survive termination of this Lease. (g) Waiver of Redemption by Tenant. In the event Landlord exercises any one or more of Landlord’s rights and remedies under this Section 17.2, Tenant expressly waives (for Tenant and for all those claiming under Tenant) any and all rights of redemption or relief from forfeiture under Arizona law, rule or code, or granted by or under any present or future laws, and further releases Landlord from any and all claims, demands and liabilities by reason of such exercise by Landlord. (h) Mitigation. Notwithstanding anything to the contrary herein contained, if there shall occur a Default and Landlord shall seek to exercise its remedies, Landlord shall use commercially reasonable efforts to mitigate any damages caused by such Default, such efforts to include using commercially reasonable efforts to re-let the Premises and/or Exterior Area. 17.3 Landlord’s Default. If Landlord shall default in the observance or performance of any term or covenant on Landlord’s part to be observed or performed under this Lease, then Tenant shall notify Landlord of such default in writing and Landlord shall have thirty (30) days to cure such default, except in the event of an emergency where there is an imminent threat to life or property, in which event no prior notice shall be required (but Tenant shall give Landlord as much prior notice of the same as is reasonably practicable). In the case of a default which cannot with reasonable due diligence be cured within a period of thirty (30) days, then provided Landlord commences to cure such default within such thirty (30) day period and Landlord diligently and continuously endeavors to cure such default, Landlord shall be entitled to such longer period of time as may be reasonably necessary to prosecute such cure to completion. If Landlord fails to remedy such default in the manner provided in the preceding sentences, then Tenant, upon an additional written notice to Landlord of such default (or immediately in the event of an emergency where there is an imminent threat to life or property, in which instance no prior notice or cure period shall be required, but Tenant shall give Landlord notice of the same as soon as is reasonably practicable), shall have the right to remedy such default for the account of Landlord. If Tenant performs any of Landlord’s obligations under this Lease then Landlord shall reimburse Tenant’s reasonable out-of-pocket costs thereof, within thirty (30) days after receipt by Landlord of a statement as to the amounts of such costs (accompanied by reasonable supporting documentation), together with interest at the Default Rate from the date incurred by Tenant until paid by Landlord (or, at Landlord’s option, if the Term has not yet expired, upon receipt by Landlord of such statement, costs together with such interest shall be credited against the next payment of Rent due from Tenant hereunder). Landlord’s failure to provide such reimbursement shall not entitle Tenant to any setoff, abatement, or deduction from any amount payable by Tenant under this Lease. Any such rights of setoff, abatement, or deduction are hereby waived by Tenant. The payment of Rent hereunder is independent of each and every other covenant and agreement contained in this Lease, and Rent shall be paid without any setoff, abatement, counterclaim or deduction whatsoever, except as expressly permitted by the following paragraph.

28 Notwithstanding anything to the contrary in this Lease, if Tenant obtains a final, non-appealable money judgment against Landlord, and such judgment is not paid within thirty days after the same is entered, then Tenant may offset the amount of such money judgment against the Base Rent and Additional Rent coming due hereunder. ARTICLE 18. SUBORDINATION 18.1. Subordination. Landlord may from time to time execute and deliver a mortgage or first trust deed in the nature of a mortgage, both being hereinafter referred to as a “Mortgage”, against the Land, Premises, Exterior Area, Building or any portion thereof or interest therein. If requested by the mortgagee or trustee under any Mortgage, Tenant will subordinate its interest in this Lease to the lien of said Mortgage, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, supplements, amendments, modifications and extensions thereof; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such mortgagee or trustee under any Mortgage on such mortgagee’s current, standard form, subject to such to Tenant and such mortgagee’s approval. Notwithstanding the foregoing, as a condition to the subordination of this Lease to any current or future Mortgage, the holder of such Mortgage must execute and deliver a non-disturbance agreement on such mortgagee’s current, standard form, subject to such to Tenant and such mortgagee’s approval, which provides, among other things, that, so long as Tenant is not in default under the Lease beyond any applicable cure periods, Tenant’s right to possession and the other terms of the Lease shall remain in full force and effect. In connection therewith, within thirty (30) days following Landlord’s request, Tenant agrees to enter into a subordination non-disturbance and attornment agreement (“SNDA”) (using the base form attached hereto as Exhibit G, or such mortgagee’s current, standard form, and containing such further revisions as are reasonably required by the holder of the Mortgage and Tenant). 18.2. Liability of Holder of Mortgage; Attornment. Subject to the terms of the applicable SNDA, it is further agreed that (a) if any Mortgage shall be foreclosed, (1) the holder of the Mortgage, ground lessor (or their respective grantees) or purchaser at any foreclosure sale (or grantee in a deed in lieu of foreclosure), as the case may be, shall not be (x) liable for any act or omission of any prior landlord (including Landlord), (y) subject to any off-sets or counterclaims which Tenant may have against a prior landlord (including Landlord), or (z) bound by any prepayment of Base Rent or Additional Rent which Tenant may have made in excess of the amounts then due for the next succeeding month, (2) the liability of the mortgagee or trustee hereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building or Land and such liability shall not continue or survive after further transfer of ownership; and (3) upon request of the mortgagee or trustee, if the Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (b) this Lease may not be modified or amended so as to reduce the Rent or shorten the Term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent in each instance of the mortgagee or trustee under any Mortgage. 18.3. Modification Required by Mortgagee. Should any prospective mortgagee require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant, will not materially adversely affect Tenant’s use and occupancy of the Premises or Exterior Area or access thereto, or in any other way materially change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and deliver the same to Landlord within thirty (30) days following the request therefor at no additional cost to Tenant. 18.4. SNDA at Lease Execution. On or prior to the Effective Date, Landlord shall obtain and deliver to Tenant an SNDA from the Mortgagee as of the Effective Date, in the form attached hereto as Exhibit G, executed and acknowledged by such Mortgagee and Landlord. Landlord represents and warrants that the Mortgage referenced in Exhibit G is the only Mortgage as of the Effective Date.

29 ARTICLE 19. MORTGAGEE PROTECTION Tenant agrees to give any holder of any Mortgage against the Land, Premises, Exterior Area or Building, or any part thereof or interest therein, by US registered or certified mail, or recognized overnight delivery service, simultaneously with notice provided to Landlord, a copy of any notice or claim of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord’s interests in leases) of the address of such Mortgage holder. Tenant further agrees that the holder of the Mortgage may cure or correct such default of Landlord within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). ARTICLE 20. ESTOPPEL CERTIFICATE Tenant agrees that from time to time, upon not less than fifteen (15) business days prior written request by Landlord, or the holder of any Mortgage or any ground lessor, Tenant (or any permitted assignee, subtenant, licensee, concessionaire or other occupant of the Premises or Exterior Area claiming by, through or under Tenant) will deliver to Landlord or to the holder of any Mortgage or ground lessor (or to a potential purchaser, ground lessor or lender), a statement in writing signed by Tenant certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease as modified is in full force and effect and identifying the modifications); (b) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid, (c) that to Tenant’s actual knowledge, Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) that Tenant’s Work and, to Tenant’s knowledge, Landlord’s Work have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims; (e) that there has been no prepayment of Rent other than that provided for in this Lease; (f) that to Tenant’s actual knowledge, there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any State thereof; (g) that the current financial statements for Tenant (which shall be included with the estoppel certificate if so requested by Landlord) are true, correct and complete; provided; however, so long as the initially named Guarantor remains the guarantor of this Lease, no financial statements shall be required; and (h) such other matters as may be reasonably required by Landlord, the holder of the Mortgage, or ground lessor. If Tenant fails to execute and deliver any such certificate or statement within fifteen (15) business days after receipt by Tenant of a written request therefor, Landlord may provide to Tenant a second written request with respect to such estoppel certificate which written notice must state in bold and all caps “FAILURE TO RESPOND TO THIS WRITTEN NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER DELIVERY HEREOF IN ACCORDANCE WITH THE LEASE SHALL CONSTITUTE ACCEPTANCE OF AN ESTOPPEL CERTIFICATE”. If Tenant fails to execute and deliver such certificate (or provide written comments to any proposed certificate delivered by Landlord) within a five (5) business day period following the receipt of Landlord’s second written request therefor, such failure shall be conclusive and binding upon Tenant that all information set forth above (or in the form certificate of statement provided to Tenant) is true and accurate. ARTICLE 21. SUBROGATION AND INSURANCE 21.1. Waiver of Subrogation. Subject to the last sentence of this Section 21.1, Landlord and Tenant agree to have all property insurance which may be carried by either of them include or be endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery set forth elsewhere in this Lease, and notwithstanding anything in this Lease which may appear to be to the contrary, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property or loss of revenue insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies (for

30 avoidance of doubt, no waiver contained in this Lease shall affect or limit Tenant’s obligation to pay for any deductible under Landlord’s insurance policies to the extent charged to Tenant pursuant to the other terms of this Lease). Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost keeping such release or waiver in full force and effect). 21.2. Tenant’s Insurance. Commencing on or before the Early Entry Date and at all times thereafter through the entire Term hereof, Tenant shall carry insurance with terms, coverages and in companies having a Best’s Rating of at least A- VII Landlord with such increases in limits and/or coverages as Landlord may from time to time request (provided, however, that (i) such increases are commensurate with similar industrial buildings in the same geographic areas as the Premises, and (ii) such insurance is available at commercially reasonable rates), but initially with the following coverages in the following amounts and otherwise subject to such commercially reasonable deductible amounts: (a) All Risk Property Insurance/ Special Causes of Loss policy form or equivalent, and terrorism, in an amount for the full replacement cost of all additions, improvements and alterations to the Premises and Exterior Area made by or on behalf of Tenant or any Tenant Parties, if any, and of all Tenant’s office furniture, trade fixtures, office equipment, merchandise, goods, inventory and all other personal property on the Premises or Exterior Area, with loss or damage payable to Landlord, as loss payee, and Tenant as their interests may appear. If the Premises is located in a Federal Flood Zone A coverage for Flood is required; (b) Insurance for breakage of interior glass in the Premises, if any; (c) Workers’ compensation insurance for all employees in the statutory amounts, and Employers Liability in the amount of at least $500,000 each accident/$500,000 policy limit/$500,000 each employee; (d) Commercial General Liability Insurance not less than (1) $1,000,000 each occurrence; (2) $2,000,000 products/completed operation aggregate; (3) $2,000,000 general aggregate; and (4) $1,000,000 personal injury and advertising injury limit with a deductible not greater than $10,000.00 per occurrence. Landlord, the other Landlord Parties and any mortgagee, if required, must be named an additional insured on a primary and non-contributory basis; (e) Business Interruption Insurance in an amount equal to twelve (12) months of the initial Base Rent due hereunder for a period of twelve (12) months; (f) Business Auto Liability Insurance for owned, hired, and non-owned vehicles on an “any auto” basis, combined single limit for bodily injury and property damage, in the amount of at least $1,000,000 each accident; (g) Umbrella Liability Insurance in excess of the underlying liability limits of the aforementioned insurance coverage of not less than $10,000,000 per occurrence and aggregate. (h) All such other insurance as Landlord may reasonably require from Tenant or its general contractors in connection with Tenant’s Work and any other alterations or improvements performed by or on behalf of Tenant, including, without limitation, builder’s risk, general contractor’s, and contractor’s tools and equipment insurance. 21.3. Certificates of Insurance. Tenant shall, before Tenant or any other Tenant Party first enters the Premises or Exterior Area for any purposes, furnish to Landlord certificates evidencing such coverage and including additional insured and loss payee endorsements. In addition, policies shall include and certificates or endorsements shall state that such insurance coverage may not be cancelled or not renewed without at least thirty (30) days prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premium, and in that case only ten (10) days’ prior written notice shall be sufficient). Landlord, the other Landlord Parties, and any mortgagee shall be named as additional insureds on all liability policies (except employers liability) of insurance maintained by Tenant hereunder.

31 21.4. Primary and Non-Contributing; Coverage of Business Affiliates. All policies of insurance carried by Tenant shall: (a) be primary and non-contributing with any insurance maintained by Landlord; and (b) provide the same coverages to, for and with respect to Tenant’s Business Affiliates as are provided to, for and with respect to Tenant. 21.5. Compliance with Requirements. Tenant shall comply with all applicable Laws with respect to Tenant’s Permitted Use in the Premises and Exterior Area, and shall not directly or indirectly make any use of the Premises or Exterior Area which jeopardizes any insurance coverage, or increases the cost of insurance or requires additional insurance coverage. 21.6 Landlord’s Insurance. Subject to reimbursement by Tenant to the extent provided herein, Landlord shall procure and maintain throughout the Term: (a) Cause of Loss – Special Form property insurance or its then- equivalent covering the Building (at its full replacement cost except for earthquake and earthquake sprinkler leakage and flood insurance, which may have separate sub-limits as determined by Landlord in its sole discretion) for such commercially reasonable customary risks consistent with industry standards; (b) Commercial General Liability Insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Premises or Exterior Area and otherwise resulting from any acts and operations of Landlord, its agents and employees, the limits of such policy or policies to be in the amount not less $1,000,000.00 in respect of injuries or death of any one person or persons, and in respect to property damaged or destroyed, and $2,000,000.00 in an annual aggregate, together with $1,000,000.00 per occurrence for personal or advertising injury and Excess Liability Insurance, in such amounts and containing such terms as Landlord deems necessary or desirable; (c) rental loss insurance; (d) flood hazard insurance in the amount of the full replacement cost of the Building (if the Premises is located in a Federal Flood Zone A (as designated by the Federal Emergency Management Agency); (e) all insurance coverage required of an owner under any matters of record; and (f) any other insurance coverage deemed appropriate by Landlord or required by Landlord’s lender. Landlord shall maintain commercially reasonable deductibles on all insurance policies. ARTICLE 22. NONWAIVER No waiver of any condition expressed in this Lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. It is also agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any moneys due, and the payment of said moneys shall not waive or affect said notice, suit or judgment. ARTICLE 23. AUTHORITY In case Tenant is a corporation, Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant, enforceable in accordance with the terms hereof and (b) if Landlord so requests, it shall deliver to Landlord or its agent, within ten (10) days after written request, certified resolutions of the board of directors (and shareholders, if required), partners or members of Tenant, as applicable, authorizing Tenant’s execution and delivery of this Lease and the performance of Tenant’s obligations hereunder. In case Tenant is a partnership or limited liability company, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership or managers or managing members of any limited liability company constituting Tenant have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, or members or managing members of such limited liability company and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms or the limited liability company constituting Tenant. In case Landlord is a corporation, Landlord represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Landlord and constitutes the valid and binding agreement of Landlord, enforceable in accordance with the terms hereof. In case Landlord is a partnership or limited liability company, Landlord represents and warrants that all of the persons who are general or managing partners in said partnership or managers or managing members of any

32 limited liability company constituting Landlord have executed this Lease on behalf of Landlord, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, or members or managing members of such limited liability company and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms or the limited liability company constituting Landlord. ARTICLE 24. REAL ESTATE BROKERS Landlord represents to Tenant that it has dealt with and only with CBRE (representing Tenant) and Lee and Associates (representing Landlord) (collectively, the “Brokers”), whose commissions, if any, shall be paid by Landlord pursuant to a separate agreement or agreements, as brokers in connection with this Lease. Landlord shall indemnify and hold Tenant harmless from all damages, liability and expense (including reasonable attorneys’ fees) arising from any breach by Landlord of the foregoing representation and/or any claims or demands of Brokers, as well as any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders employed by Landlord or with whom Landlord has dealt. Similarly, Tenant represents to Landlord that it has dealt with and only with CBRE (representing Tenant) and Lee and Associates (representing Landlord), whose commissions, if any, shall be paid by Landlord pursuant to a separate agreement or agreements, as brokers in connection with this Lease. Tenant shall indemnify and hold Landlord harmless from all damages, liability and expense (including reasonable attorneys’ fees) arising from any breach by Tenant of the foregoing representation and/or any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders employed by Tenant or with whom Tenant has dealt. The indemnities provided herein shall survive the expiration or termination of this Lease. ARTICLE 25. NOTICES All notices and demands required or desired to be given by either party to the other with respect to this Lease or the Premises shall be in writing and shall be delivered personally, sent by e-mail, sent by a nationally recognized overnight courier service that regularly issues receipts, prepaid, or sent by United States registered or certified mail, return receipt requested, postage prepaid, and addressed as herein provided. Notices to or demands upon Tenant shall be addressed to Tenant at: Hims, Inc. c/o Hims Legal Department 2269 Chestnut Street, #523 San Francisco, CA 94123 With a copy to: legal@forhims.com And a copy of all Default notices to: notices@valencelaw.com Notices to or demands upon Landlord shall be addressed to Landlord at: LPC Mesa Gateway, LP c/o Logistics Property Company, LLC 191 North Wacker Drive, Suite 1700 Chicago, IL 60606 Attn: William J. Peltin, Esq. Email: bpeltin@logisticspropco.com and Legal@logisticspropco.com

33 Logistics Property Company, LLC 611 Anton Blvd., Suite 1050 Costa Mesa, CA 92626 Attn: Dennis Rice Email: drice@logisticspropco.com With a copy to: Fennemore 550 E Hospitality Lane Ste 350 San Bernardino, CA 92408 Attn: Mack Anderson Email: MAnderson@fennemorelaw.com Notices and demands shall be deemed given and served (a) upon receipt or refusal, if delivered personally, (b) upon receipt of a sent confirmation, if sent by e-mail, (c) one (1) business day after deposit with an overnight courier service, or (d) upon deposit in the United States mails, if mailed. Either party may change its address for receipt of notices by giving notice of such change to the other party in accordance herewith. Notices and demands from Landlord to Tenant may be signed by Landlord, the managing agent for the Building or the agent of any of them. Notices may be given on behalf of any party by its legal counsel. ARTICLE 26. HAZARDOUS SUBSTANCES 26.1. Defined Terms. (a) “Corrective Action” shall mean any and all inspection, investigation, monitoring, remediation, disposal, transport, treatment, and other handling of any Hazardous Materials, to the extent required by any and all Environmental Laws or any Regulatory Authority. (b) “Environmental Law” shall mean and include all federal, state and local statutes, ordinances, regulations, and rules relating to environmental quality, health, safety, contamination and clean-up, including, without limitation, the Clean Air Act, the Federal Insecticide, Fungicide, and Rodenticide Act (“FIFRA”); the Marine Protection, Research, and Sanctuaries Act; the National Environmental Policy Act; the Occupational Safety and Health Act; the Resource Conservation and Recovery Act (“RCRA”), as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act; the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act, and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act (“TSCA”); the Atomic Energy Act; and the Nuclear Waste Policy Act of 1982; and any state superlien and environmental clean-up statutes, with implementing regulations and guidelines. Environmental Laws shall also include all state, regional, county, municipal, and other local laws, regulations, and ordinances insofar as they are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials. (c) “Hazardous Materials” shall mean and include the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product, or constituent regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel; mold; pesticides regulated under the FIFRA; asbestos and asbestos-containing materials, PCBs, and other substances regulated under the TSCA; source material, special nuclear material, by-product material, and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. Section 1910.1200 et seq.; and industrial process and pollution control wastes whether or not hazardous within the meaning of RCRA. For the avoidance of doubt, a material will not be considered a Hazardous Material simply because it is flammable.

34 (d) “Manage” or “Management” means to generate, manufacture, process, treat, store, use, re- use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, handle, sell, accumulate speculatively, transport, transfer, dispose of, or abandon Hazardous Materials. (e) “Release” or “Released” shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Materials into the environment, as “environment” is defined in CERCLA. (f) “Regulatory Authority” shall mean any state, local, or federal governmental authority exercising jurisdiction at the Premises and/or Exterior Area relating to Environmental Laws. (g) “Response” or “Respond” shall mean action taken in compliance with Environmental Laws to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate, assess, or abate the Release of a Hazardous Material. 26.2. Tenant’s Obligations with respect to Environmental Matters. Tenant hereby represents, warrants and covenants that (a) Tenant shall, and shall cause all Tenant Parties to, at its own cost comply with all Environmental Laws with respect to Tenant’s use of the Premises and Exterior Area; (b) Tenant shall not conduct or authorize the Management of any Hazardous Materials on the Premises, Exterior Area and/or the Project, including installation of any underground storage tanks, without prior written disclosure to and approval by the Landlord, which approval may be granted or withheld in Landlord’s sole and absolute discretion; provided, however, that Tenant may use regular cleaning and office supplies in commercially reasonable quantities without notice to Landlord or Landlord’s prior consent; (c) Tenant shall not take any action that would subject the Premises, Exterior Area and/or the Project to permit requirements under RCRA for storage, treatment, or disposal of Hazardous Materials; (d) Tenant shall not dispose of Hazardous Materials in dumpsters provided by Landlord for Tenant use; (e) Tenant shall not discharge Hazardous Materials into Project, Premises or Exterior Area drains or sewers; (f) Tenant shall not cause or allow the Release of any Hazardous Materials within, upon, on, to, or from the Premises, Exterior Area and/or the Project in violation of Environmental Laws; and (f) Tenant shall at its own cost arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant or any Tenant Party (without implication that Tenant or any Tenant Party is permitted to generate Hazardous Materials). Tenant shall provide Landlord with copies of any applicable Hazardous Materials permits and Material Safety Data Sheets (“MSDS”) prior to the Commencement Date. Tenant shall promptly notify Landlord of any change in its operations and storage or generation of Hazardous Materials at the Premises or Exterior Area (which shall be subject to Landlord’s approval, which shall not be unreasonably withheld provided such change in operations and storage or generation of Hazardous Materials is in compliance with Environmental Laws) and promptly provide Landlord with copies of all newly required Hazardous Materials permits and any newly applicable MSDS in connection with such change, and Tenant shall be responsible for any increase in Landlord’s insurance premiums resulting from such change. 26.3. Tenant’s Corrective Action Obligation. Tenant shall promptly and diligently pursue all Corrective Action arising from: (a) any violation by Tenant of any Environmental Laws; (b) the use of Hazardous Materials at the Premises or Exterior Area by Tenant and its affiliates, agents, contractors, principals, employees, and others for whom Tenant is responsible at law; (c) any release of Hazardous Materials occurring at any time at the Premises or Exterior Area after the Effective Date which is not caused by Landlord or Landlord’s employees, agents or contractors; and (d) any release of Hazardous Materials at the Premises or Exterior Area by any party doing business with Tenant. Corrective Action shall be conducted in accordance with all requirements of any applicable Regulatory Authority, in accordance with all Environmental Laws, and shall not permit any use restriction, notice to deed, or any risk-based alternative not expressly accepted in writing by Landlord. No subsurface Corrective Action may be pursued by Tenant without Landlord’s prior written consent. 26.4. Copies of Notices. Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, claims, reports, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, or other federal, state, or local agency or authority, or any other entity or individual, which Tenant receives with respect to Hazardous Materials concerning (a) any Release of a Hazardous Material within, upon, on, to, or from the Premises or Exterior Area or elsewhere within the Project; (b) the imposition of any lien on the Premises or Exterior Area; or (c) any alleged violation

35 of or responsibility under Environmental Laws. If Landlord reasonably believes that Tenant may be in violation of this Article 26, Landlord and Landlord’s and employees shall have the right, at their sole cost and expense (except as provided below), at reasonable times and with at least five (5) business days’ prior notice (except in an emergency, as required by Law, or required in connection with a Corrective Action), to enter the Premises and/or Exterior Area and conduct reasonably appropriate inspections or tests in order to determine Tenant’s compliance with Environmental Laws. If such inspections or tests reveal any violation by Tenant of the terms of this Article 26, Tenant shall be responsible for the reasonable, out-of-pocket cost of all such inspections or tests, in addition to all other sums otherwise due hereunder. In addition, Landlord and its agents and representatives shall have reasonable access to the Premises and Exterior Area and to the books and records of Tenant and other Tenant Parties relating to Hazardous Materials and any occupant of the Premises or Exterior Area claiming by, through or under the Tenant for the purpose of ascertaining the nature of the activities conducted thereon and to determine the type, kind and quantity of all products, materials and substances brought onto the Premises, Exterior Area or the Project or produced thereon but only in connection with Landlord’s efforts to procure insurance, in response to a report of an actual, potential or threatened Release of Hazardous Materials, in order to complete questionnaires requested in connection with Phase I or II Environmental Site Assessments, or as requested by a lender or prospective purchaser. Prior to gaining access to such books and records, Tenant may require that Landlord execute a commercially reasonable confidentiality and non-disclosure agreement which shall allow for any disclosures to agencies required in connection with a Corrective Action or as may otherwise be required by Law. 26.5. Indemnification. TENANT SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS LANDLORD, ANY MANAGING AGENTS AND LEASING AGENTS OF THE PREMISES, EXTERIOR AREA, THE PROJECT, ANY OTHER LANDLORD PARTIES AND ALL OF THEIR RESPECTIVE AGENTS, PARTNERS, OFFICERS, DIRECTORS, AND EMPLOYEES FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING DIMINUTION IN VALUE OF THE PREMISES, EXTERIOR AREA OR THE PROJECT, AND LOSS OF RENTAL INCOME THEREFROM), LIABILITIES (INCLUDING ANY STRICT LIABILITY), CLAIMS, DEMANDS, ACTIONS, SUITS, DAMAGES (INCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES), EXPENSES (INCLUDING REMEDIATION, REMOVAL, REPAIR, CORRECTION ACTION AND CLEANUP EXPENSES) AND COSTS (INCLUDING REASONABLE ATTORNEYS’ AND CONSULTANTS’ FEES), ARISING FROM OR ATTRIBUTABLE TO: (A) THE PRESENCE OF ANY HAZARDOUS MATERIALS LOCATED WITHIN, UPON, ON, IN OR UNDER THE PREMISES, EXTERIOR AREA, BUILDING, LAND OR PROJECT DUE TO THE ACTS OR OMISSIONS OF TENANT OR ANY OTHER TENANT PARTY OR ANY OF THEIR RESPECTIVE EMPLOYEES, INVITEES, GUESTS, AGENTS OR CONTRACTORS; (B) ANY VIOLATION BY TENANT, A TENANT PARTY OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR CONTRACTORS AT OR WITH RESPECT TO THE PREMISES, EXTERIOR AREA, THE BUILDING AND THE PROJECT OF ANY ENVIRONMENTAL LAWS (INCLUDING, WITHOUT LIMITING, THE GENERALITY THEREOF, ANY COST, CLAIM, LIABILITY OR DEFENSE EXPENDED IN REMEDIATION OF SUCH VIOLATION REQUIRED BY A GOVERNMENTAL AUTHORITY, OR BY REASON OF THE RELEASE, ESCAPE, SEEPAGE, LEAKAGE, DISCHARGE OR MIGRATION ON OR FROM THE PREMISES, EXTERIOR AREA, THE BUILDING OR THE PROJECT OF ANY HAZARDOUS MATERIAL BROUGHT INTO THE PREMISES OR EXTERIOR AREA BY TENANT OR A TENANT PARTY IN VIOLATION OF ANY ENVIRONMENTAL LAWS CAUSED BY TENANT OR ANY OTHER TENANT PARTY OR ANY OF THEIR RESPECTIVE EMPLOYEES, INVITEES, GUESTS, AGENTS OR CONTRACTORS); AND (C) ANY BREACH OF ANY OF TENANT’S WARRANTIES, REPRESENTATIONS OR COVENANTS IN THIS SECTION. TENANT’S OBLIGATIONS HEREUNDER SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS LEASE. NOTWITHSTANDING ANYTHING TO THE CONTRARY, TENANT’S OBLIGATION TO INDEMNIFY, DEFEND, AND HOLD HARMLESS LANDLORD, ANY MANAGING AGENTS AND LEASING AGENTS OF THE PREMISES, EXTERIOR AREA, THE PROJECT, ANY OTHER LANDLORD PARTIES AND ALL OF THEIR RESPECTIVE AGENTS, PARTNERS, OFFICERS, DIRECTORS, AND EMPLOYEES SHALL NOT EXTEND TO ANY LOSSES, LIABILITIES, CLAIMS, DEMANDS, ACTIONS, SUITS, DAMAGES, EXPENSES AND COSTS TO THE EXTENT ARISING FROM: (A) HAZARDOUS MATERIALS WITHIN, UPON, ON, IN OR UNDER THE PREMISES, EXTERIOR AREA, BUILDING, LAND OR PROJECT CAUSED BY: (I) LANDLORD, OR ANY OTHER LANDLORD PARTY OR ANY OF THEIR RESPECTIVE EMPLOYEES OR AGENTS, OR (II) ANY THIRD PARTY OTHER THAN TENANT OR THE TENANT PARTIES OR THEIR GUESTS, INVITEES, AGENTS OR EMPLOYEES; (B) HAZARDOUS MATERIALS WITHIN, UPON, ON, IN OR UNDER THE PREMISES, EXTERIOR AREA, BUILDING, LAND OR PROJECT PRIOR TO OR AS OF THE EARLY ENTRY DATE; OR (C) HAZARDOUS MATERIALS MIGRATING OR BEING RELEASED ONTO THE PREMISES, EXTERIOR AREA, BUILDING, LAND OR PROJECT FROM OFF THE PREMISES, EXTERIOR AREA, BUILDING, LAND OR

36 PROJECT, IN EITHER CASE AS A RESULT OF THE ACT OR OMISSION OF ANY PARTY OTHER THAN TENANT OR ANY OTHER TENANT PARTY OR THEIR RESPECTIVE GUESTS, INVITEES, AGENTS OR EMPLOYEES. 26.6. Environmental Report; Limited Representation. Prior to the Effective Date, Landlord provided to Tenant a copy of a Phase I Environmental Site Assessment prepared by Speedie and Associates at Project No. 220564EA dated May 9, 2022 (AAI Date April 15, 2022) (the “ESA”) for the Premises. Landlord does not make any representations or warranties with respect to Hazardous Materials affecting the Premises or Exterior Area other than: to its actual knowledge, there are no Hazardous Materials at, in or under the Premises or Exterior Areain violation of Environmental Law, and Landlord has not received any written notice of any violation of applicable Environmental Law from any governmental authorities with respect to the Premises or Exterior Area that remain uncured, all except as otherwise set forth in the ESA. ARTICLE 27. LETTER OF CREDIT 27.1. Tenant shall deposit with Landlord, on or prior to the Effective Date of this Lease, and maintain, at all times hereunder, an unconditional irrevocable letter of credit in the amount of Three Hundred Sixty-Seven Thousand Six Hundred Seventeen and 69/100 Dollars ($367,617.69) (“LC Amount”) for the benefit of Landlord from a bank reasonably approved by Landlord (which bank shall have a Fitch rating of “AA” or better, shall have a branch office located in the Chicago, Illinois metropolitan area, and shall not appear on any “troubled” or “distressed” bank or financial institution lists maintained or published by the FDIC, any other governmental entity or agency with jurisdiction over the issuing bank, or any generally-recognized private bank rating entity or company), and substantially in the form of Exhibit L attached hereto and made a part hereof (the “Letter of Credit”), which Letter of Credit shall be held by Landlord as security for the full and faithful performance by Tenant of each and every term, covenant, and condition of this Lease on the part of Tenant to be observed and performed. As of the Effective Date, but subject to the continuing obligations set forth below, Bank of America, N.A. is approved by Landlord as an issuer of the Letter of Credit. If, at any time, Tenant shall default beyond applicable notice and cure periods in any of its obligations hereunder, then in such event Landlord may (but shall not be obligated to) from time to time draw down on the Letter of Credit (without prejudice to any other remedy which Landlord may have on account thereof) in an amount necessary to cure or partially cure as the case may be such Tenant default(s), and in such event Tenant shall within ten (10) business days following receipt of Landlord’s written demand to restore the Letter of Credit to its original amount. If, at any time (i) Tenant has filed (or there has been filed against Tenant) a petition for bankruptcy protection or other protection from its creditors under any applicable and available law which has not been dismissed or discharged, including, without limitation, a general assignment for the benefit of creditors, (ii) Tenant at any time fails to replenish or replace the Letter of Credit as required hereunder, or (iii) the issuing bank is placed in receivership or similar position by the FDIC or any other governmental entity or agency with jurisdiction over this issuing bank, or otherwise appears on any “troubled” or “distressed” bank or financial institution lists maintained or published by the FDIC, any other governmental entity or agency with jurisdiction over the issuing bank, or any generally-recognized private bank rating entity or company, then, in any such event, Landlord may at once and without any notice whatsoever to Tenant be entitled to draw down on the entire amount of the Letter of Credit then available and either (a) apply such resulting sums toward the cure of any default by Tenant under this Lease or toward any damages to which Landlord is entitled to pursuant to the terms of this Lease and/or (b) hold the resulting sums as a security deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant (“Security Deposit”). Upon the occurrence of an Event of Default under this Lease, Landlord may use, apply or retain all or any part of said Security Deposit for the payment of any Rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion of said Security Deposit is to be used or applied, Tenant shall within five (5) business days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on said Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration of the Term and Tenant’s vacation of the Premises.

37 27.2. The Letter of Credit shall provide for an original expiration date of sixty (60) days after the Expiration Date (as the same may be extended hereunder); provided, however, the term of the Letter of Credit required hereunder may be satisfied by Tenant providing for a lesser term so long as such lesser term shall be automatically extended without amendment for additional periods of at least one (1) year from the original expiration date or any future expiration date thereof, unless ninety (90) days prior to any such expiration date, the issuer thereof send to Landlord by U.S. certified/registered mail, return receipt requested, or via nationally-recognized commercial overnight delivery service, written advice that the issuer thereof has elected not to consider the Letter of Credit renewed for any such additional period. In the event Landlord is so advised that the Letter of Credit will not be renewed, or in the event that the issuing bank is placed in receivership or similar position by the FDIC or any other governmental entity or agency with jurisdiction over the issuing bank or otherwise appears on any “troubled” or “distressed” bank or financial institution lists maintained or published by the FDIC, any other government entity or agency with jurisdiction over the issuing bank, or any generally-recognized private bank rating entity or company, Landlord shall so notify Tenant thereof in writing, and within ten (10) days following the date of Landlord’s notice (the “LC Replacement Notice”) advising Tenant that the issuing bank was placed in receivership or similar position or otherwise appears on any “troubled” or “distressed” bank or financial institution lists, as the case may be, Tenant shall (i) obtain a substitute Letter of Credit from a bank approved by Landlord meeting all of the terms and conditions described in this Article 27 (the “Substitute Letter of Credit”), or (ii) in the event Tenant demonstrates to Landlord that Tenant is reasonably unable to obtain a Substitute Letter of Credit from a different issuer reasonably acceptable to Landlord that complies in all respects with the requires of this Article 27 within the foregoing ten (10) day period, deposit with Landlord cash in the LC Amount (the “Interim Cash Amount”); provided, however, that in the case of the foregoing subclause (ii), Tenant shall, within sixty (60) days after receipt of the LC Replacement Notice, replace the Letter of Credit with a Substitute Letter of Credit, and upon Landlord’s receipt and acceptance of such Substitute Letter of Credit, Landlord shall return to Tenant the Interim Cash Deposit. Landlord’s right in the preceding sentence to request that Tenant obtain a Substitute Letter of Credit within ten (10) days after Landlord provides Tenant with written notice that the issuing bank was placed in receivership or similar position or otherwise appears on any “troubled” or “distressed” bank or financial institution lists, as the case may be, shall not be construed as limiting or otherwise restricting Landlord’s right to, in the alternative, immediately draw down on the Letter of Credit, without prior written notice to Tenant, pursuant to Section 27.1 above, such election to be made by Landlord (in its sole and absolute discretion). In the event Tenant fails to comply with the requirements of this Section 27.2, then, Landlord shall have the right without further notice to Tenant to immediately draw down on the entire amount of the Letter of Credit then available to Landlord. Each Letter of Credit delivered by Tenant hereunder shall not expire earlier than the date which is sixty (60) days from the Expiration Date of this Lease (as the same may be extended hereunder). Tenant acknowledges and agrees that Landlord is accepting the Letter of Credit hereunder as an accommodation to Tenant and, as such, Tenant shall pay for all transfer fees at its sole cost and expense and shall immediately reimburse Landlord for any costs incurred by Landlord in connection with such Letter of Credit, as the same may be substituted for hereunder. ARTICLE 28. TITLE AND COVENANT AGAINST LIENS Landlord’s title is and always shall be paramount to the title of Tenant and nothing in this Lease contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Premises, Exterior Area, the Building, the Land, the Project or against Tenant’s leasehold interest in the Premises or Exterior Area and, in case of any such lien attaching, to promptly pay and remove same. Landlord may record, at its election, notices of non- responsibility pursuant to any Arizona law, covenant or ordinance (as applicable) in connection with any Work performed by Tenant. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Premises, Exterior Area, the Building or the Land, and any and all liens and encumbrances created by Tenant shall attach only to Tenant’s interest in the Premises. If any such liens so attach and Tenant fails to pay and remove same within twenty (20) days, Landlord, at its election (but without obligation), may pay and satisfy the same and in such event Tenant shall pay to Landlord within thirty (30) days following written demand the sums so paid by Landlord together with any taxes thereon, together with interest from the date of payment at the rate set forth in Section 29.8 hereof. Such sums shall be deemed to be additional Rent due and payable by Tenant under this Lease.

38 ARTICLE 29. MISCELLANEOUS 29.1. Successors and Assigns. Each provision of this Lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge, or subletting contrary to the provisions of this Lease. 29.2. Modifications in Writing. Except to the extent otherwise expressly provided herein (for example, changes to the rules and regulations pursuant to Section 11.1(f)), no modification or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant. No waiver of any of its conditions or provisions of this Lease shall be binding upon Landlord or Tenant unless in writing signed by the party granting such waiver. 29.3. No Option. Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant. 29.4. Definition of Tenant. The word “Tenant” whenever used herein shall be construed to mean Tenant or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one Tenant, the liability of each shall be joint and several. 29.5. Definition of Landlord. The term “Landlord” as used in this Lease means only the owner or owners at the time being of the Land so that in the event of any assignment, conveyance or sale, once or successively, of said Land, or any assignment of this Lease by Landlord, said Landlord making such sale, conveyance or assignment (all of which may be performed by Landlord without any consent of Tenant or any other person or party being required with respect thereto) shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance or assignment provided such transferee assumes the obligations of Landlord under the Lease as of such sale, conveyance or assignment, and in such case, Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto. This Lease shall not be affected by any such assignment, conveyance or sale, and Tenant agrees to attorn to the purchaser, grantee or assignee. 29.6. Headings. The headings of Articles and Sections are for convenience only and do not limit, expand or construe the contents of the Sections. 29.7. Time of Essence. Time is of the essence of this Lease and of all provisions hereof. 29.8. Default Rate of Interest. All amounts (including, without limitation, Base Rent and Additional Rent) owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the date due until paid in full at fourteen percent (14%) per annum, not to exceed the highest rate permitted by applicable law (the “Default Rate”). 29.9. Severability. The invalidity of any provision of this Lease shall not impair or affect in any manner the validity, enforceability or effect of the rest of this Lease. If any provision of this Lease is found by a court of competent jurisdiction to be invalid, void, unlawful or otherwise unenforceable for any reason, the remainder of this Lease shall continue in full force and effect, and such invalid, void, unlawful or otherwise unenforceable provision shall be deemed severable from the remainder of this Lease and shall be replaced automatically by a provision containing terms as nearly like the invalid, void, unlawful or unenforceable provision but which still remains valid, lawful and enforceable, and this Lease, as so modified, shall continue to be in full force and effect. 29.10. Entire Agreement. This Lease contains the entire agreement between the parties concerning the Premises and subject matter hereof. All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord and Tenant, and there are no other agreements with respect hereto, either oral or written, on which Tenant has relied.

39 29.11. Force Majeure. If either party fails to timely perform any of the terms, covenants and conditions of this Lease on its part to be performed (other than the payment of money) and such failure is due in whole or in part to any strikes and picketing (except to the extent involving a labor issue at the site caused solely by the party claiming delay hereunder), sabotage, lockout, labor trouble, regional, local or national labor disputes or shortages and/or availability of materials, civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, delays caused by any act or failure to act by any governmental authority (including delays in the issuance of permits, licenses, approvals required hereunder, unless such delay is due to the responsible party’s failure to file for such items in a timely manner), riots, insurrections, embargo, war, terrorist attacks, fuel shortages, accidents, casualties, adverse weather conditions, acts of God, pandemic or disease, vandalism and malicious mischief, acts caused directly or indirectly by the other party (or the other party’s agents, employees, contractors, licensees or invitees), cyberattack or other similar industry-wide technological malfunction, or any other cause beyond its reasonable control (“Force Majeure”) then such party shall not be deemed in default under this Lease as a result of such failure and any time for performance provided for herein shall be extended by the period of delay resulting from such cause. The provisions of this Section 29.11 shall not: (a) operate to excuse Tenant or Landlord from prompt payment of Rent or other sum due hereunder; nor (b) be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of a lack of funds. 29.12. Intentionally Deleted. 29.13. Waiver of Trial by Jury. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OF OR OCCUPANCY OF THE PREMISES AND EXTERIOR AREA OR ANY CLAIM OF INJURY OR DAMAGE AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY. 29.14. Intentionally Deleted. 29.15. Financial Statements. Tenant shall, within thirty (30) days after Landlord’s written request (but not more than once per calendar year unless requested in connection with a proposed sale or financing, or upon a Default), deliver to Landlord a copy of financial statements for Tenant for the prior calendar year certified by the chief financial officer (or such other officer as reasonably approved by Landlord) subject to Landlord’s execution of a confidentiality agreement in the form of Exhibit M attached hereto prior to such disclosure; provided, however, that if s Tenant’s shares are then traded on a public exchange, Tenant will not be required to provide financial statements and Landlord will look solely to public sources of information to secure data concerning Tenant’s financial condition and affairs. 29.16. Prevailing Party. In the event of any litigation between Landlord and Tenant with respect to this Lease, the prevailing party in such litigation shall be entitled to reimbursement by the non-prevailing party of all reasonable costs, charges and expenses incurred by the prevailing party in such litigation, including the reasonable fees and reasonable out-of-pocket expenses of counsel, agents and others retained by the prevailing party. Additionally, if Landlord must employ an attorney to collect amounts owed hereunder or to enforce performance of the respective obligations of Tenant herein in response to an actual non-payment or failure to perform by Tenant, then Tenant shall reimburse Landlord’s actual and reasonable attorneys’ fees within thirty (30) days following receipt of an invoice therefor; provided, this provision shall not apply to, and Tenant shall not be required to reimburse for any, in-house counsel time. 29.17. Prohibition on Recording. Tenant shall not, without in each instance obtaining the prior written consent of Landlord, record this Lease or any short form or memorandum thereof. 29.18. Signs and Advertisements. Tenant shall not put upon nor permit to be upon any part of the Premises, Building or Exterior Area, any signs, billboards or advertisements (collectively, “Signage”) whatsoever in any location or any form without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Tenant may install the maximum Signage on the exterior of the Building permitted by law. All Signage shall be (i) at Tenant’s sole cost and expense (i.e., the costs of designing, manufacturing, installing, illuminating, operating and maintaining its Signage), and (ii) in compliance with applicable Law. Upon the expiration or earlier termination of this Lease, Tenant shall remove its Signage and restore the Premises, Exterior Area and the Building affected by the

40 installation or removal of its Signage to the condition existing prior to installation. If Tenant fails or refuses to remove its Signage as herein required, Landlord may, but shall not be obligated to, remove such Signage and repair and restore all damage caused by their removal, and Tenant shall pay to Landlord the reasonable, out-of-pocket costs of all such removal, repair and restoration, together with an amount equal to fifteen percent (15%) of such costs, together with any taxes thereon, within thirty (30) days after receipt of an invoice therefor with reasonable backup documentation. 29.19. Quiet Enjoyment. Landlord covenants and agrees that Tenant, except during a continuing event of a Default, shall lawfully and quietly hold, occupy and enjoy the Premises without hindrance or molestation by Landlord or any persons claiming under Landlord, subject to the terms of this Lease and all matters of record. 29.20. Intentionally Deleted. 29.21. Non-Merger. There shall be no merger of this Lease, the leasehold estate created hereby with the fee estate in and to the Premises by reason of the fact that this Lease or the leasehold estate created thereby, or any interest in either thereof, may be held directly or indirectly by or for the account of any person who shall own the fee estate in and to the Premises, or any portion thereof and no such merger shall occur unless and until all persons at the time having any interest in the fee estate and all persons having any interest in this Lease or the leasehold estate, including the holder of any mortgage upon the fee estate in and to the Premises, shall join in a written instrument effecting such merger. 29.22. Sale of the Premises. In the event of a sale or conveyance by Landlord (or any party comprising Landlord) of all or any part of the Premises, Exterior Area or the Project, provided the transferee has assumed Landlord’s future obligations under the Lease, the same shall operate to release Landlord (or such party) from any and all future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord (or such party) with respect to any liability of Landlord (or such party) accruing after such sale or conveyance. 29.23. Multiple Counterparts. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Furthermore, this Lease may be executed and delivered by facsimile, DocuSign, AdobeSign, or other electronic transmission. The parties intend that faxed or electronic (e.g. .pdf format) signatures constitute original signatures and that a faxed or electronic copy or counterparts of this Lease containing the signature (original, faxed or electronic) of a party is binding upon that party. 29.24. Late Charges. If any payment due under the Lease is not received on or before the due date, Landlord may, to the extent allowed by law, impose a late charge on any late payments in an amount equal to ten percent (10%) of the past due amount (“Late Charge”) provided, however, that Landlord shall waive the first late charge in any consecutive twelve (12) month period if Tenant pays the amount due within five (5) business days after Landlord sends written notice of such failure to Tenant. A Late Charge may be imposed only once on each past due amount. Any Late Charge will be in addition to Landlord’s other remedies for nonpayment of rent (including, without limitation, such Late Charge may be in addition to any interest charged on such late payment pursuant to this Lease). If any payment tendered to Landlord by Tenant under this Lease is dishonored for any reason, Tenant shall pay a fee of fifty dollars ($50.00) together with any taxes thereon, plus (at Landlord’s option) a Late Charge as provided above until good funds are received by Landlord. While Tenant is in Default, payments received from Tenant shall be applied first to any Late Charges, second to Rent, and last to other unpaid charges or reimbursements due to Landlord. 29.25. Venue; Governing Law. All obligations under this Lease shall be performed and payable in the county in which the Property is located. The parties agree that any action or claim to enforce or interpret the provisions of this Lease shall be brought in the State of Arizona and the County of Maricopa, and that the parties consents to personal jurisdiction in the State of Arizona for the purposes of any such action or claim. The laws of the State of Arizona shall govern this Lease, without regard to the State’s conflicts of law principles. 29.26 Mitigation. Landlord shall use commercially reasonable efforts to relet the Premises and mitigate damages caused by a default by Tenant under this Lease . 29.27. Rules of Construction. The masculine shall include the feminine, and vice versa. The singular shall include the plural, and vice versa. Except for payment of Rent hereunder, if the date that any action is to be taken or notice is to be given falls on a day that is not a business day (i.e., a Saturday, Sunday, or federal banking holiday in the United States), such action or notice shall deemed timely if taken or given on the immediately succeeding business day.

41 29.28. Option to Extend. (a) Provided that there then exists no Default by Tenant under this Lease, nor any event with respect to which Landlord has sent a notice to Tenant that will constitute a Default if not cured in a timely manner, Tenant shall have one (1) option to extend the term of this Lease, with the period being for a term of sixty (60) months (the “Extended Term”) commencing on the day next following the Expiration Date of the initial Term of this Lease (the “Extended Term Commencement Date”) To the extent that Tenant fails to exercise an extension option hereunder, the Lease shall terminate as of the Expiration Date of the initial Term (or applicable Extended Term) and all successive options shall terminate and be deemed to be of no further force or effect. (b) Each option to extend shall be exercisable by a binding written notice from Tenant to Landlord of Tenant’s intent to exercise its election for said option given not later than the date which is at least nine (9) months prior to the Extended Term Commencement Date and no earlier than twelve (12) months prior to the Extended Term Commencement Date. If Tenant fails to timely give binding notice of its intent to exercise its option, TIME BEING OF THE ESSENCE, said option shall thereupon expire. The option to extend is intended only for the benefit of, and is personal to, Hims, Inc., a Delaware corporation, and may only be exercised by it if the Premises are occupied by Hims, Inc., a Delaware corporation, or a Permitted Transferee. Without limitation of the foregoing, no sublessee or assignee other than a Permitted Transferee shall be entitled to exercise any right hereunder. The Guaranty shall continue to remain in full force and effect throughout any Extended Term. (c) Base Rent per square foot of rentable area of the Premises payable during each Extended Term shall be equal to the Prevailing Market Rate (as hereinafter defined) with respect to first full twelve (12) months of the Extended Term, with such amount thereafter increased by three and one-half percent (3.5%) for each twelve (12) month period during the applicable Extended Term. Landlord shall provide Tenant with its determination of the Prevailing Market Rate on or before the date that is two hundred ten (210) days prior to the then-scheduled Expiration Date. (d) The term “Prevailing Market Rate” shall mean the then prevailing annual base rent rental rate per square foot of rentable area, for space in comparable industrial buildings in the Mesa Gateway Market (“Comparable Area”) which has been built out for occupancy, comparable in area and location to the space of which such rental rate is being determined, being leased for a duration comparable to the applicable Extended Term for terms commencing on or about the applicable Extended Term Commencement Date. The determination of the Prevailing Market Rate shall take into consideration rental concessions and abatements, the condition of the Premises and Exterior Area, moving expense reimbursements, stops (if then prevalent in the market) for taxes and expenses, base years for escalation purposes, other adjustments to base rental, and other comparable or relevant factors. The components of the Prevailing Market Rate may include, among the other then prevailing components of rent: a fixed annual rent (such as Base Rent), real estate taxes and other expenses and increases to adjust for inflation. (e) Not later than thirty (30) days after Landlord’s notice to Tenant of Landlord’s determination of the Prevailing Market Rate for the applicable option, Tenant shall timely notify Landlord of Tenant’s election to (1) accept Landlord’s determination of the Prevailing Market Rate, or (2) submit such matter to arbitration as provided herein. If Tenant elects (2) in the preceding sentence, the parties shall submit the matter to arbitration according to the procedures set forth in clause (f) hereof. If Tenant fails to notify Landlord within said thirty (30) day period of Tenant’s election, Tenant shall be deemed to have elected to submit the matter to arbitration. (f) If Tenant has elected to submit the matter to arbitration as provided in (e) above, the Prevailing Market Rate shall be determined by one or more real estate appraisers pursuant to the process set forth below, each and all of whom shall be MAI members of the American Institute of Real Estate Appraisers or if such organization is no longer active, any equivalent successor thereof, and each having at least ten (10) years of experience appraising leased properties similar to the Premises in the Comparable Area. Within fifteen (15) days after Tenant’s election, each party shall select an appraiser and provide notice of its selection to the other party. Within ten (10) business days of the selection of such two appraisers, such two (2) appraisers shall select a third (3rd) appraiser meeting the same requirements set forth herein for the initial appraisers. Within five (5) business days of the selection of the third (3rd) appraiser, each party hereto shall provide written notice of its final determination of the Prevailing Market Rate to the other party hereto and the three (3) appraisers. Each appraiser shall make a determination as to which of Landlord’s or Tenant’s final determination of the Prevailing Market Rate is the closest to the correct Prevailing Market Rate for the Extended Term in accordance with this Lease, within thirty (30) days of such selection of the third (3rd) appraiser. The determination as to the majority of the three (3) appraisers shall be final and binding on the parties. The provisions of the subparagraph

42 for determination of the Prevailing Market Rate by arbitration shall be specifically enforceable to the extent such remedy is available under applicable law. The party whose determination of the Prevailing Market Rate is not selected shall pay the cost of the appraisers. Landlord and Tenant will use all reasonable diligence to select appraisers in good faith and in a timely manner and to cause the appraisers to perform in good faith and in a timely manner in order to make a determination of the Prevailing Market Rate on or before the Extended Term Commencement Date. (g) Within thirty (30) days after the final determination of Prevailing Market Rent, Landlord and Tenant shall enter into a written amendment to this Lease to memorialize the extension of the Term and the Base Rent schedule for the Extended Term. Each party shall pay its own legal fees and costs incurred to prepare and finalize the amendment. 29.29. Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws. Tenant represents and warrants to Landlord as follows: Tenant is in compliance with all federal, state, municipal and local laws, statutes, codes, ordinances, orders, decrees, rules or regulations relating to anti-corruption, anti-bribery, terrorism, money laundering, drug-trafficking, sanctions measures and embargos (collectively, the “Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws”), and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, the Uniting and Strengthening America by Providing Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, known as the “Patriot Act”) and the regulations of the Office of Foreign Assets Control and is not a “Prohibited Person” under the Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws. Tenant is not: (A) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of Treasury (“OFAC”) pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”); (B) a Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders. As used herein, the term “Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity. Landlord represents and warrants to Tenant as follows: Landlord is in compliance with all Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws, and in any Orders, including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, the Uniting and Strengthening America by Providing Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, known as the “Patriot Act”) and the regulations of OFAC and is not a “Prohibited Person” under the Anti-Terrorism, Anti-Bribery, and Anti-Money Laundering Laws. Landlord is not: (A) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other Lists; (B) a Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) owned or controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders. 29.30 Lease Guaranty. Tenant shall provide a corporate guaranty of the Lease from HIMS AND HERS HEALTH, INC., a Delaware corporation (“Guarantor”), whose address is 2269 Chestnut Street, #523, San Francisco, CA 94123, Attn: Hims Legal Department, substantially in the form attached hereto as Exhibit K (“Guaranty”). The Guaranty shall remain in full force and effect notwithstanding any assignment of the Lease or any subletting by Tenant of all or any portion of the Premises or Exterior Area. 29.31 Sanctions Clauses. (a) Dealings with Prohibited Persons. (i) Tenant and Landlord each represents and warrants to the other party that it is not nor will become, a person or entity who is the subject of economic or financial sanctions or trade embargoes administered or enforced by the U.S. Government, (including, without limitation, OFAC or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union,

43 His Majesty’s Treasury, or other relevant sanctions authority (“Sanctions Law”) which would be applicable to this Lease or any other equivalent governmental action (such persons and entities described in this Section being “Prohibited Persons”). Tenant and Landlord each further represents and warrants to the other that it is not controlled by a Prohibited Person, owning 50 percent or more of it. The following portals may be of use to Tenant and Landlord to ensure it is not dealing with a Prohibited Person: · European Commission List Search (EU Sanctions Map), for EU and UN sanctions; · Office of Foreign Assets Control Sanctions List Search (https://sanctionssearch.ofac.treas.gov/); and · OFSI Consolidated List Search (https://sanctionssearchapp.ofsi.hmtreasury.gov.uk/). (ii) Tenant and Landlord each represents and warrants that neither it nor any of its relevant subsidiaries is located, organized in, controlled by, acting for or resident in a country or territory that is the subject or the target of Sanctions Law, including, without limitation, Cuba, Iran, Syria, North Korea, Venezuela, and the Crimea, Donetsk, and Luhansk regions of Ukraine (“Restricted Jurisdictions”). (b) Tenant and Landlord each undertakes to make payments of any nature under this Lease to the other party only from its own accounts. Tenant and Landlord each shall not make payment of any nature using funds which are subject to any form of asset freeze or blocking restriction under the Sanctions Laws or that originate from a Restricted Jurisdiction. Each party has the right to refuse such payments. (c) Termination. Subject to applicable law and regulations, the parties agree that failure to comply with any provision of Section 29.31 above is a reason for termination without notice of good cause by Landlord; provided, however, that should Tenant determine that termination or any of the provisions in Section 29.31 above present in practice a conflict with applicable laws and regulations, it shall notify Landlord immediately in writing explaining the nature of the conflict and will work in good faith with Landlord to resolve the conflict. 29.32 Environmental, Social and Governance. (a) Utility Reporting for Energy, Gas Water and Waste. Tenant shall be required to submit on quarterly basis to Landlord energy, natural gas, water and waste/recycling data, including only total usage as they appear on Tenant’s electric, gas, water, waste/recycling, or any other utility bills, in a format deemed reasonably acceptable by Landlord. Tenant acknowledges that Landlord participates in a reporting program in order to report, track and benchmark Scope 1 and Scope 2 GHG (“Greenhouse Gas Emissions”) with the United States Environmental Protection Agency (“EPA”) called ENERGY STAR Portfolio Manager®. This program helps the Landlord improve the efficiency and effectively reduce its environmental footprint of each building within its portfolio. To this end, Tenant shall provide data on a quarterly basis for the Premises and Exterior Area from the utility company. For the full calendar year, all utility data must meet the deadline for the respective calendar year by January 15. " Electricity Reporting kWH Usage " Gas Reporting (if provided in the Building) Therms Usage " Water Reporting Gallons Used " Waste Reporting Tons Disposed and Ton Recycled Upon request, Tenant shall execute any applicable local utility forms reasonably acceptable to Tenant to authorize Landlord to connect utility data directly to the respective ENERGY STAR Portfolio Manager account for direct utility feed.

44 (b) ENERGY STAR Portfolio Manager (ESPM) Data Sharing. Landlord and Tenant shall share the ENERGY STAR Environmental Performance Data (energy, gas, water, waste) they hold relating to the Premises, Exterior Area and/or the Building. Landlord will maintain ENERGY STAR Portfolio Manager with all energy, gas, water and waste data provided directly by Tenant. The parties shall share this Environmental Performance Data on a regular basis, but not less frequently than quarterly, with each other and with any third party who Landlord and Tenant agree needs to receive such data. Except in the instance where disclosure is required by law, Landlord and Tenant will use reasonable efforts to keep confidential the Environmental Performance Data shared under this clause, and will only use such data for the purposes of: (1) monitoring and improving the Environmental Performance (energy, gas, water, waste utilization) of the Premises, Exterior Area and/or the Building; and (2) obtaining ENERGY STAR Certification for the Building. (c) Green Certifications. Landlord may, in Landlord’s sole and absolute discretion, elect to pursue or maintain sustainability certifications for the Premises or Exterior Area (or portions thereof), or otherwise implement sustainability initiatives or practices for the Premises or Exterior Area (as such sustainability initiatives and practices are to be determined by Landlord, from time to time), provided such certifications shall in no manner limit, restrict, interfere with, or impose material costs or obligations on Tenant or Tenant’s use of the Premises or Exterior Area or access thereto. If Landlord elects to pursue or maintain any such certifications, initiatives, or practices, Tenant shall reasonably cooperate with the Landlord’s efforts in connection therewith, at no material out-of-pocket cost to Tenant. Landlord shall have the right to conduct periodic surveys (but not more frequently than annually) and to gather feedback from Tenant with respect to sustainability efforts and related matters, and Tenant shall complete any such surveys (and otherwise respond to written requests for information from Landlord) to the actual knowledge of Tenant; provided, however, that such cooperation shall not require the disclosure of any of Tenant’s confidential or proprietary information, and Landlord shall not disclose any of Tenant’s confidential and/or proprietary information in connection with such sustainability initiatives and/or practices. (d) Waste. Tenant shall use reasonable efforts to recycle by separating waste stream into paper, plastic, and metals, and dispose of all electronic items (cell phones, computers, batteries, etc.) in designated bins. (e) Submeters. Landlord reserves the right, in Landlord’s sole discretion, to install and collect data from utility submeters (“Submeters”) within the Building, including the Premises, for the purpose of complying with its sustainability initiatives. Landlord shall be responsible for the costs to install and maintain the Submeters. Notwithstanding anything to the contrary, Tenant shall only be required to comply with Section 29.32 if such compliance is at no cost to Tenant. 29.33 Confidentiality. Tenant and Landlord acknowledge and agree that the terms and provisions of this Lease are confidential. From and after the Effective Date and throughout the Term of this Lease, as the same may be extended, Tenant and Landlord shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party. Tenant shall take all appropriate action to cause its partners, directors, officers, employees, agents, consultants, brokers and attorneys to be bound by the foregoing confidentiality obligation. Notwithstanding the foregoing, Tenant and Landlord may each disclose the terms hereof (i) to its attorneys, lenders (potential and existing), brokers, consultants, agents, employees, contractors, and accountants; (ii) to comply with applicable Laws (including any securities laws), (iii) in connection with any action or proceeding to enforce or interpret this Lease or any provision hereof, (iv) to the extent that the information is in the public domain through no fault of or cause by the disclosing party, (v) to the extent otherwise expressly permitted by this Lease or consented to by the other party, (vi) to prospective subtenants, assignees, lenders or purchasers, and (vii) as needed for Landlord to comply with any applicable reporting requirements. It is understood and agreed that damages would be an inadequate remedy for the breach of this provision, and that accordingly, in addition to actual damages, the parties shall have the right to specific performance of this provision and to injunctive relief to prevent its breach or continued breach.

45 ARTICLE 30. EXCULPATORY PROVISIONS Tenant and the Tenant Parties (and any and all persons or entities claiming by, through or under Tenant or any other Tenant Party) shall look solely to Landlord’s equity interest in the Land and Building (and no other property of Landlord) for the satisfaction of any of its remedies, whether under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, and/or Tenant’s use and occupancy of the Premises and Exterior Area, including, without limitation, for the collection of any judgment (or other judicial process), and no other property or assets of Landlord or any other Landlord Party shall be subject to levy, execution or other enforcement procedure for the satisfaction thereof. Tenant hereby acknowledges and agrees that no member, partner, shareholder or other constituent party of Landlord or any other Landlord Party may now or hereafter be constituted, nor any of their respective members, partners, shareholders, directors, officers or other principals or agents, shall have any personal liability to Tenant or any Tenant Party (and/or any person or entity claiming under, by or through Tenant or any other Tenant Party) for or upon any action, claim, suit or demand brought under or pursuant to the terms and conditions of this Lease, the relationship of Landlord and Tenant hereunder, and/or arising out of the use or occupancy by Tenant of the Premises or Exterior Area. Landlord hereby acknowledges and agrees that no member, partner, shareholder or other constituent party of Tenant or any other Tenant Party, nor any of their respective members, partners, shareholders, directors, officers, principals or agents shall have any personal liability to Landlord or any Landlord Party for or upon any action, claim, suit or demand brought under or pursuant to the terms and conditions of this Lease, the relationship of Landlord and Tenant hereunder, and/or arising out of the use or occupancy by Tenant of the Premises or Exterior Area. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, NEITHER TENANT, NOR ANY OTHER TENANT PARTY, NOR LANDLORD NOR ANY OTHER LANDLORD PARTY, SHALL BE LIABLE FOR ANY CONSEQUENTIAL (OR OTHER SPECULATIVE), SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES OR LOST PROFITS ARISING UNDER OR IN CONNECTION WITH THIS LEASE, THE PREMISES, EXTERIOR AREA, THE PROJECT, OR THE BUILDING, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ANY CLAIMS FOR SUCH DAMAGES BEING HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVED AND RELEASED BY LANDLORD ON BEHALF OF ITSELF AND ALL LANDLORD PARTIES AND BY TENANT ON BEHALF OF ITSELF AND ALL TENANT PARTIES, FOR ALL PURPOSES UNDER AND IN CONNECTION WITH THIS LEASE, THE PREMISES, EXTERIOR AREA, THE BUILDING AND THE PROJECT; PROVIDED, HOWEVER, THAT THE FOREGOING DOES NOT APPLY WITH RESPECT TO TENANT’S EXPRESS OBLIGATIONS CONCERNING, ARISING UNDER OR WITH RESPECT TO ARTICLE 9 OR ARTICLE 26. FOR CLARIFICATION PURPOSES, THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, IF A THIRD PARTY BRINGS A CLAIM FOR CONSEQUENTIAL DAMAGES AGAINST EITHER PARTY, ANY LOSSES INCURRED BY SAID PARTY IN CONNECTION THEREWITH CONSTITUTE SAID PARTY’S ACTUAL DAMAGES ARE NOT BARRED OR WAIVED BY THE PRECEDING SENTENCE. ADDITIONALLY, TO THE EXTENT ALLOWED BY LAW, TENANT AND LANDLORD HEREBY EACH WAIVES ANY STATUTORY LIEN IT MAY HAVE AGAINST THE OTHER OR ITS ASSETS. [SIGNATURE PAGE TO FOLLOW.]

SIGNATURE PAGE TO SINGLE-TENANT INDUSTRIAL BUILDING LEASE IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Lease to be executed as of the date first above written. LANDLORD: LPC MESA GATEWAY, LP, a Delaware limited partnership By: LPC Mesa Gateway GP, LLC, a Delaware limited liability company, its General Partner By: Name: Title: Date: January ____, 2025 TENANT: HIMS, INC., a Delaware corporation By: Name: Title: Date: January ____, 2025

C-1 EXHIBIT C RENT SCHEDULE PERIOD MONTHS MONTHLY BASE RENT RATE MONTHLY BASE RENT ANNUAL BASE RENT August 1, 2025 through February 28, 2026 1 through 7 $0.90 per square foot * $260,516.48 $3,126,197.76 (based on full 12 months) March 1, 2026 through July 31, 2026 8 through 12 $0.90 per square foot $260,516.48 $3,126,197.76 (based on full 12 months) August 1, 2026 through July 31, 2027 13 through 24 $0.93 per square foot $269,200.36 $3,230,404.29 August 1, 2027 through July 31, 2028 25 through 36 $0.96 per square foot $277,884.24 $3,334,610.88 August 1, 2028 through July 31, 2029 37 through 48 $1.00 per square foot $289,462.75 $3,473,553.00 August 1, 2029 through July 31, 2030 49 through 60 $1.03 per square foot $298,146.63 $3,577,759.59 August 1, 2030 through July 31, 2031 61 through 72 $1.07 per square foot $309,725.14 $3,716,701.71 August 1, 2031 through July 31, 2032 73 through 84 $1.11 per square foot $321,303.65 $3,855,643.83 August 1, 2032 through July 31, 2033 85 through 96 $1.15 per square foot $332,882.16 $3,994,585.95

C-2 August 1, 2033 through July 31, 2034 97 through 108 $1.19 per square foot $344,460.67 $4,133,528.07 August 1, 2034 through July 31, 2035 109 through 120 $1.23 per square foot $356,039.18 $4,272,470.19 August 1, 2035 through February 29, 2036 121 through 127 $1.27 per square foot $367,617.69 $4,411,412.31 *First seven (7) months’ Base Rent conditionally abated as provided in the Lease. Abated Base Rent subject to recovery in the event of a Default (i.e., beyond all applicable notice and cure periods) by Tenant under the Lease. There shall be no abatement for any Additional Rent (i.e., abatements hereunder apply only to Base Rent). In the event the Commencement Date is not August 1, 2025, then the dates in the Period column in the chart above shall be adjusted on a day-for-day basis.